CMBS NEW ISSUE TERM SHEET

$1,510,955,000 (APPROXIMATE OFFERED CERTIFICATES)

$1,642,344,324 (APPROXIMATE TOTAL COLLATERAL BALANCE)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-2
OFFERED CLASSES A-1, A-2, A-3, A-4, A-AB, A-5, A-M, A-J, XP, B, C AND
D CERTIFICATES

BANK OF AMERICA, N.A.
MORTGAGE LOAN SELLER

BANK OF AMERICA, N.A.
MASTER SERVICER

MIDLAND LOAN SERVICES, INC.
SPECIAL SERVICER

JUNE 2005

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA
SECURITIES LLC, BEAR, STEARNS & CO. INC. AND DEUTSCHE BANK SECURITIES INC.
(COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS
MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY
OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR
SOLICITATION WOULD BE ILLEGAL. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES
THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE
INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY
ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON
ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN.
THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON
FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS
IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF
(INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE
COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE
REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE
SECURITIES ACT OF 1933, AS AMENDED, INCLUDING ALL CASES WHERE THE MATERIAL DOES
NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH
REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF
THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING
ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR
INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER
REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL
BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU,
WHICH YOU SHOULD READ BEFORE MAKING ANY INVESTMENT DECISION. THIS MATERIAL IS
FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES.
THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE
PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS
MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. EACH OF THE
UNDERWRITERS IS ACTING AS AN UNDERWRITER AND IS NOT ACTING AS AN AGENT FOR THE
ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

                        Sole Lead Manager and Bookrunner

                         BANC OF AMERICA SECURITIES LLC

                                -----------------

BEAR, STEARNS & CO. INC.                           DEUTSCHE BANK SECURITIES INC.
      Co-Manager                                            Co-Manager

                               TABLE OF CONTENTS

Transaction Structure

Mortgage Pool Characteristics

Ten Largest Mortgage Loans

                      (This Page Intentionally Left Blank)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-2
--------------------------------------------------------------------------------

STRUCTURE OVERVIEW
--------------------------------------------------------------------------------

OFFERED CERTIFICATES



                                        APPROX.
           EXPECTED     CERTIFICATE       % OF                                                    ASSUMED
           RATINGS       BALANCE OR     INITIAL      APPROX.       WEIGHTED      PRINCIPAL         FINAL
        -------------     NOTIONAL        POOL       CREDIT         AVERAGE        WINDOW       DISTRIBUTION
CLASS    S&P/MOODY'S     AMOUNT (1)     BALANCE      SUPPORT    LIFE (YRS) (2)   (MOS) (2)        DATE (2)           RATE TYPE
------------------------------------------------------------------------------------------------------------------------------------

A-1        AAA/Aaa     $23,600,000     1.437%     30.000%            1.35         1 - 31     January 10, 2008         Fixed
------------------------------------------------------------------------------------------------------------------------------------
A-2        AAA/Aaa    $137,100,000     8.348%     30.000%            2.53        31 - 31     January 10, 2008         Fixed
------------------------------------------------------------------------------------------------------------------------------------
A-3        AAA/Aaa    $236,800,000    14.418%     30.000%            4.57        52 - 60      June 10, 2010           Fixed
------------------------------------------------------------------------------------------------------------------------------------
A-4        AAA/Aaa    $206,700,000    12.586%     30.000%            6.69        76 - 82      April 10, 2012          Fixed
------------------------------------------------------------------------------------------------------------------------------------
A-AB       AAA/Aaa    $ 66,510,000     4.050%     30.000%            6.34        31 - 114   December 10, 2014         Fixed
------------------------------------------------------------------------------------------------------------------------------------
A-5        AAA/Aaa    $478,931,000    29.161%     30.000%            9.68       114 - 119      May 10, 2015         Fixed (3)
------------------------------------------------------------------------------------------------------------------------------------
A-M        AAA/Aaa    $164,234,000    10.000%     20.000%            9.87       119 - 119      May 10, 2015         Fixed (3)
------------------------------------------------------------------------------------------------------------------------------------
A-J        AAA/Aaa    $108,805,000     6.625%     13.375%            9.87       119 - 119      May 10, 2015         Fixed (3)
------------------------------------------------------------------------------------------------------------------------------------
XP         AAA/Aaa       TBD (5)        N/A         N/A               (5)          N/A             N/A          Variable Rate (5)
------------------------------------------------------------------------------------------------------------------------------------
B           AA/Aa2    $ 43,111,000     2.625%     10.750%            9.87       119 - 119      May 10, 2015         Fixed (3)
------------------------------------------------------------------------------------------------------------------------------------
C          AA-/Aa3    $ 16,423,000     1.000%      9.750%            9.87       119 - 119      May 10, 2015         Fixed (3)
------------------------------------------------------------------------------------------------------------------------------------
D            A/A2     $ 28,741,000     1.750%      8.000%            9.87       119 - 119      May 10, 2015         Fixed (4)
------------------------------------------------------------------------------------------------------------------------------------


NON-OFFERED CERTIFICATES


                                          APPROX.
           EXPECTED      CERTIFICATE        % OF                                                ASSUMED
           RATINGS        BALANCE OR      INITIAL    APPROX.       WEIGHTED      PRINCIPAL       FINAL
        -------------      NOTIONAL         POOL      CREDIT        AVERAGE        WINDOW     DISTRIBUTION
CLASS    S&P/MOODY'S      AMOUNT (1)      BALANCE    SUPPORT    LIFE (YRS) (2)   (MOS) (2)      DATE (2)         RATE TYPE
------------------------------------------------------------------------------------------------------------------------------------

E           A-/A3      $   16,423,000      1.000%     7.000%        9.89        119 - 120    June 10, 2015       Fixed (4)
------------------------------------------------------------------------------------------------------------------------------------
F         BBB+/Baa1    $   20,530,000      1.250%     5.750%        9.95        120 - 120    June 10, 2015       Fixed (4)
------------------------------------------------------------------------------------------------------------------------------------
G          BBB/Baa2    $   18,477,000      1.125%     4.625%        9.95        120 - 120    June 10, 2015       Fixed (4)
------------------------------------------------------------------------------------------------------------------------------------
H         BBB-/Baa3    $   18,476,000      1.125%     3.500%        9.95        120 - 120    June 10, 2015       Fixed (4)
------------------------------------------------------------------------------------------------------------------------------------
J          BB+/Ba1     $    8,212,000      0.500%     3.000%        9.95        120 - 120    June 10, 2015       Fixed (3)
------------------------------------------------------------------------------------------------------------------------------------
K           BB/Ba2     $    6,159,000      0.375%     2.625%        9.99        120 - 121    July 10, 2015       Fixed (3)
------------------------------------------------------------------------------------------------------------------------------------
L          BB-/Ba3     $    6,159,000      0.375%     2.250%       10.03        121 - 121    July 10, 2015       Fixed (3)
------------------------------------------------------------------------------------------------------------------------------------
M           B+/B1      $    4,106,000      0.250%     2.000%       10.03        121 - 121    July 10, 2015       Fixed (3)
------------------------------------------------------------------------------------------------------------------------------------
N            B/B2      $    2,053,000      0.125%     1.875%       10.03        121 - 121    July 10, 2015       Fixed (3)
------------------------------------------------------------------------------------------------------------------------------------
O           B-/B3      $   10,265,000      0.625%     1.250%       10.03        121 - 121    July 10, 2015       Fixed (3)
------------------------------------------------------------------------------------------------------------------------------------
P           NR/NR      $   20,529,323      1.250%     0.000%       10.03        121 - 121    July 10, 2015       Fixed (3)
------------------------------------------------------------------------------------------------------------------------------------
XC         AAA/Aaa     $1,642,344,323         N/A       N/A          (5)           N/A            N/A        Variable Rate (5)
------------------------------------------------------------------------------------------------------------------------------------


(1)  Subject to a variance of plus or minus 5%.

(2)  As of the Cut-off Date, the Weighted Average Life, Principal Window and
     Assumed Final Distribution Date were calculated assuming no prepayments will be made on the Mortgage Loans prior to their related maturity dates and/or anticipated repayment dates and the other assumptions set forth under "Yield and Maturity Considerations--Yield Considerations" and
     "Maturity Assumptions" as set forth in the prospectus supplement.

(3)  The Class A-5, Class A-M, Class A-J, Class B, Class C, Class J, Class K,
     Class L, Class M, Class N, Class O and Class P Certificates will accrue interest at a fixed rate subject to a cap at the weighted average net mortgage rate.

(4)  The Class D, Class E, Class F, Class G and Class H Certificates will accrue interest at either (i) a fixed rate, (ii) a fixed rate subject to a cap at the weighted average net mortgage rate, (iii) the weighted average net mortgage rate or (iv) the weighted average net mortgage rate less a specified percentage.

(5)  The Class XP and XC Certificates will not have Certificate Balances and their holders will not receive distributions of principal, but these holders are entitled to receive payments of the aggregate interest accrued on the Notional Amount of the Class XP and XC Certificates as described in the prospectus supplement.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-2
--------------------------------------------------------------------------------

STRUCTURE SCHEMATIC*
--------------------------------------------------------------------------------

                                                  Class XC(1), XP

Class A-1             AAA/Aaa                                          $23.60MM
                       1.437%

Class A-2             AAA/Aaa                                         $137.10MM
                       8.348%

Class A-3             AAA/Aaa                                         $236.80MM
                      14.418%

Class A-4             AAA/Aaa                                         $206.70MM
                      12.586%

Class A-AB            AAA/Aaa                                          $66.51MM
                       4.050%

Class A-5             AAA/Aaa                                         $478.93MM
                      29.161%

Class A-M             AAA/Aaa                                         $164.23MM
                      10.000%

Class A-J             AAA/Aaa                                         $108.81MM
                       6.625%

Class B                AA/Aa2                                          $43.11MM
                       2.625%

Class C               AA-/Aa3                                          $16.42MM
                       1.000%

Class D                A/A2                                            $28.74MM
                       1.750%

Class E(1)             A-/A3                                           $16.42MM
                       1.000%

Class F(1)            BBB+/Baa1                                        $20.53MM
                       1.250%

Class G(1)            BBB/Baa2                                         $18.48MM
                       1.125%

Class H(1)            BBB-/BAA3                                        $18.48MM
                       1.125%

Class J(1)            BB+/Ba1                                           $8.21MM
                       0.500%

Class K (1)            BB/Ba2                                           $6.16MM
                       0.375%

Class L(1)            BB-/Ba3                                           $6.16MM
                       0.375%

Class M(1)             B+/B1                                            $4.11MM
                       0.250%

Class N(1)              B/B2                                            $2.05MM
                       0.125%

Class O(1)             B-/B3                                           $10.27MM
                       0.625%

Class P(1)             NR/NR                                           $20.53MM
                       1.250%

---------------
*    Classes are not drawn to scale. Percentages are approximate percentages of the Initial Pool Balance as of the Cut-off Date. Class principal amounts are truncated.

(1)  Offered privately pursuant to Rule 144A.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                        2

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-2
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

     NOTE: CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN HAVE THE
     MEANINGS ASCRIBED TO THEM IN THE PROSPECTUS SUPPLEMENT DATED JUNE 2005.

ISSUE TYPE             Sequential pay REMIC. Class A-1, A-2, A-3, A-4, A-AB,
                       A-5, A-M, A-J, XP, B, C and D Certificates (collectively,
                       the "Offered Certificates") are offered publicly.

CUT-OFF DATE           All Mortgage Loan characteristics are based on balances
                       as of the Cut-off Date, which is June 1, 2005 for all of
                       the Mortgage Loans. All percentages presented herein are
                       approximate.

MORTGAGE POOL          The Mortgage Pool consists of 86 Mortgage Loans (the
                       "Mortgage Loans") with an aggregate balance as of the
                       Cut-off Date of $1,642,344,324 (the "Initial Pool
                       Balance"). The Mortgage Loans are secured by 94
                       properties (the "Mortgaged Properties") located
                       throughout 24 states and the province of Ontario.

DEPOSITOR              Banc of America Commercial Mortgage Inc.

MORTGAGE LOAN SELLER   Bank of America, N.A.

UNDERWRITERS           Banc of America Securities LLC is acting as sole lead
                       manager and bookrunner. Bear, Stearns & Co. Inc. and
                       Deutsche Bank Securities Inc. are acting as co-managers.

TRUSTEE                LaSalle Bank National Association

FISCAL AGENT           ABN AMRO Bank N.V.

MASTER SERVICER        Bank of America, N.A.

SPECIAL SERVICER       Midland Loan Services, Inc.

RATING AGENCIES        Standard and Poor's Ratings Services, a division of The
                       McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors
                       Service, Inc. ("Moody's").

DENOMINATIONS          $10,000 minimum for the Class A-1, A-2, A-3, A-4, A-AB,
                       A-5, A-M and A-J Certificates, $1,000,000 minimum
                       (notional) for the Class XP Certificates and $100,000
                       minimum for the Class B, C and D Certificates.

SETTLEMENT DATE        On or about June   , 2005.

SETTLEMENT TERMS       Book-entry through DTC for all Offered Certificates.

DISTRIBUTION DATE      The 10th day of each month, or if such 10th day is not a
                       Business Day, the next succeeding Business Day. The first
                       Distribution Date with respect to the Offered
                       Certificates will occur in July 2005.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                        3

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-2
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

DETERMINATION DATE        For any Distribution Date, the earlier of (i) the
                          sixth day of the month in which the related
                          Distribution Date occurs, or if such sixth day is not
                          a Business Day, then the immediately preceding
                          Business Day, and (ii) the fourth Business Day prior
                          to the related Distribution Date.

INTEREST DISTRIBUTIONS    Each Class of Offered Certificates will be entitled on
                          each Distribution Date to interest accrued at its
                          Pass-Through Rate for such Distribution Date on the
                          outstanding Certificate Balance of such Class during
                          the prior calendar month. Interest will be distributed
                          on each Distribution Date in sequential order of class
                          designations with the Class A-1, A-2, A-3, A-4, A-AB,
                          A-5, XC and XP Certificates ranking pari passu in
                          entitlement to interest.

PRINCIPAL DISTRIBUTIONS   Principal will be distributed on each Distribution
                          Date to the Class of Sequential Pay Certificates
                          outstanding with the earliest sequential Class
                          designation until its Certificate Balance is reduced
                          to zero (except that the Class A-AB Certificates are
                          entitled to certain priority on each Distribution Date
                          with respect to being paid down to their planned
                          principal balance as described in the prospectus
                          supplement). If, due to losses, the Certificate
                          Balances of the Class A-M through Class P Certificates
                          are reduced to zero but any two or more classes of
                          Class A-1, A-2, A-3, A-4, A-AB or A-5 Certificates
                          remain outstanding, payments of principal to the
                          outstanding Class A-1, A-2, A-3, A-4, A-AB and A-5
                          Certificates will be made on a pro rata basis.

LOSSES                    To be applied first to the Class P Certificates, then
                          to the next most subordinate Class of Sequential Pay
                          Certificates until the Certificate Balance of each
                          such succeeding Class of Sequential Pay Certificates
                          is reduced to zero, and following the reduction of the
                          Certificate Balance of the Class A-M Certificates to
                          zero, pro rata to the Class A-1, A-2, A-3, A-4, A-AB
                          and A-5 Certificates. However, with respect to the
                          Fashion Show Mall Whole Loan (as to which only the
                          related A-2 note is in the trust fund), losses will be
                          applied first to the subordinate components of the A-1
                          note, and then pro rata among the A-2 note and the
                          senior component of the A-1 note. The pro rata portion
                          of losses allocable to the A-1 note will be applied to
                          the Classes of Sequential Pay Certificates as
                          described above.

PREPAYMENT PREMIUMS       The manner in which any prepayment premiums received
                          during a particular Collection Period will be
                          allocated to one or more of the Classes of Offered
                          Certificates is described in the "Description of the
                          Certificates--Distributions--Distributions of
                          Prepayment Premiums" in the prospectus supplement.

ADVANCES                  Subject to certain limitations, including, but not
                          limited to, a recoverability determination, the Master
                          Servicer will be required to advance certain
                          principal, interest and other expenses with respect to
                          the Mortgage Loans (except for the Fashion Show Mall
                          loan, for which Advances will be made by the Master
                          Servicer under the pooling and servicing agreement
                          pursuant to which the Banc of America Commercial
                          Mortgage Inc. Commercial Mortgage Pass-Through
                          Certificates, Series 2005-1, were issued (the "Fashion
                          Show Mall Master Servicer"). In the event that the
                          Master Servicer (or with respect to the Fashion Show
                          Mall loan, the Fashion Show Mall Master Servicer)
                          fails to make such advances, the Trustee or Fiscal
                          Agent may be required to do so.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-2
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

APPRAISAL REDUCTIONS    Promptly following the occurrence of (1) any Mortgage
                        Loan or any Serviced Whole Loan becoming a Modified
                        Mortgage Loan; (2) any Monthly Payment with respect to
                        any Mortgage Loan or any Serviced Whole Loan remaining
                        unpaid for 60 days past the Due Date for such payment;
                        provided, however, solely in the case of a delinquent
                        Balloon Payment and if (x) the related borrower is
                        actively seeking a refinancing commitment, (y) the
                        related borrower continues to make payments in the
                        amount of its Monthly Payment, and (z) the Directing
                        Certificateholder consents, failure to pay such Balloon
                        Payment during such 60-day period shall not constitute
                        an Appraisal Trigger Event if the related borrower has
                        delivered to the Master Servicer, on or before the 60th
                        day after the due date of such Balloon Payment, a
                        refinancing commitment reasonably acceptable to the
                        Master Servicer, for such longer period, not to exceed
                        120 days beyond such due date, during which the
                        refinancing would occur; (3) the passage of 60 days
                        after the Special Servicer receives notice that the
                        mortgagor under such Mortgage Loan or Serviced Whole
                        Loan becomes the subject of bankruptcy, insolvency or
                        similar proceedings, which remain undischarged and
                        undismissed; (4) the passage of 60 days after the
                        Special Servicer receives notice that a receiver or
                        similar official is appointed with respect to the
                        related Mortgaged Property; (5) the related Mortgaged
                        Property becoming an REO Property; or (6) the passage of
                        60 days after the third extension of a Mortgage Loan or
                        a Serviced Whole Loan, the Special Servicer will obtain
                        an appraisal on the related Mortgaged Property. Advances
                        of delinquent interest on the most subordinate class or
                        classes will be reduced to the extent of the interest on
                        the Appraisal Reduction Amount. The Appraisal Reduction
                        Amount will generally be equal to the difference between
                        (a) the scheduled balance of the Mortgage Loan or
                        Serviced Whole Loan plus any unpaid advances outstanding
                        and other amounts payable with respect thereto and (b)
                        an amount equal to 90% of the appraised value of the
                        Mortgaged Property.

OPTIONAL TERMINATION    The Master Servicer, the Special Servicer and certain
                        Certificateholders will have the option to terminate the
                        Trust, in whole but not in part, and purchase the
                        remaining assets of the Trust on or after the
                        Distribution Date on which the Stated Principal Balance
                        of the Mortgage Loans then outstanding is less than 1%
                        of the Initial Pool Balance. Such purchase price will
                        generally be at a price equal to the unpaid aggregate
                        principal balance of the Mortgage Loans (or fair market
                        value in the case of REO Properties), plus accrued and
                        unpaid interest and certain other additional trust fund
                        expenses.

CONTROLLING CLASS       The most subordinate Class of Sequential Pay
                        Certificates with an outstanding Certificate Balance at
                        least equal to 25% of its initial Certificate Balance
                        or, if no such Class satisfies such criteria, the Class
                        of Sequential Pay Certificates with the then largest
                        outstanding Certificate Balance.

ERISA                   The Offered Certificates are expected to be ERISA
                        eligible.

SMMEA                   The Offered Certificates are not expected to be
                        "mortgage-related securities" for the purposes of SMMEA.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-2
--------------------------------------------------------------------------------

CONTACT INFORMATION
--------------------------------------------------------------------------------

                      BANC OF AMERICA SECURITIES LLC
                      Bill Hale
                      (704) 388-1597 (Phone)
                      (704) 388-9677 (Fax)
                      bill.e.hale@bankofamerica.com

                      Geordie Walker
                      (704) 388-1597 (Phone)
                      (704) 388-9677 (Fax)
                      geordie.r.walker@bankofamerica.com

                      Chuck Mather
                      (704) 388-1597 (Phone)
                      (704) 388-9677 (Fax)
                      charles.mather@bankofamerica.com

                      Chris Springer
                      (704) 388-1597 (Phone)
                      (704) 388-9677 (Fax)
                      chris.springer@bankofamerica.com

BEAR, STEARNS & CO. INC.                           DEUTSCHE BANK SECURITIES INC.
Craig Sedmak                                       Scott Waynebern
(212) 272-4953 (Phone)                             (212) 250-5149 (Phone)
(917) 849-0223 (Fax)                               (212) 797-5630 (Fax)
csedmak@bear.com                                   scott.waynebern@db.com

Tim Koltermann                                     Heath Forusz
(212) 272-4953 (Phone)                             (212) 250-5149 (Phone)
(917) 849-0223 (Fax)                               (212) 797-5630 (Fax)
tkoltermann@bear.com                               heath.forusz@db.com

Jignesh Patel
(212) 272-6184 (Phone)
(917) 849-0223 (Fax)
jignesh.patel@bear.com

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-2
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------


GENERAL CHARACTERISTICS                                                                     MORTGAGE POOL

Number of Mortgage Loans .................................................................              86
Number of Mortgaged Properties ...........................................................              94
Aggregate Balance of all Mortgage Loans(1) ...............................................  $1,642,344,324
Number of Balloon Payment Mortgage Loans(2) ..............................................              58
Aggregate Balance of Balloon Payment Mortgage Loans(2)(3) ................................    $824,990,100
Number of Anticipated Repayment Date Mortgage Loans(4) ...................................               5
Aggregate Balance of Anticipated Repayment Date Mortgage Loans(4) ........................    $158,074,196
Number of Interest Only Mortgage Loans(4) ................................................              28
Aggregate Balance of Interest Only Mortgage Loans(4) .....................................    $817,354,224
Maximum Balance ..........................................................................    $143,619,681
Minimum Balance ..........................................................................      $1,985,087
Average Balance ..........................................................................     $19,097,027
Number of Cross-Collateralized and Cross-Defaulted Loan Pools ............................               2
Maximum Balance for a Group of Cross-Collateralized and Cross-Defaulted Mortgage Loans ...     $28,015,000
Weighted Average Cut-off Date LTV Ratio ..................................................            66.5%
Maximum Cut-off Date LTV Ratio ...........................................................            81.1%
Minimum Cut-off Date LTV Ratio ...........................................................            40.8%
Weighted Average DSCR ....................................................................            1.74x
Maximum DSCR .............................................................................            3.19x
Minimum DSCR .............................................................................            1.20x
Weighted Average LTV at Maturity or Anticipated Repayment Date ...........................            62.1%
Range of Mortgage Loan Interest Rates ....................................................   3.719% - 5.937%
Weighted Average Mortgage Loan Interest Rate .............................................            5.058%
Range of Remaining Term to Maturity or Anticipated Repayment Date (months) ...............         31 - 121
Weighted Average Remaining Term to Maturity or Anticipated Repayment Date (months) .......               97


-------------
See the "Glossary of Principal Definitions" in the prospectus supplement for definitions and information relating to the calculation of loan-to-value and debt service coverage ratios.

(1)  Subject to a permitted variance of plus or minus 5%.

(2)  Excludes Mortgage Loans that are Interest Only until maturity or until the related anticipated repayment date.

(3)  With respect to two mortgage loans, Loan Nos 58934 and 58857, each Mortgage
     Loan is both ARD and pays interest only for a portion of the term, which results in such Mortgage Loans appearing in each category.

(4)  With respect to three Mortgage Loans, Loan Nos. 58623, 58626 and 58625, each Mortgage Loan is both an ARD Loan and Interest Only, which results in such Mortgage Loans appearing in each category.

*    One Mortgage Loan, Loan No. 58620 (such Loan Number is set forth in Annex A to the prospectus supplement) representing 8.7% of the Initial Pool Balance is part of a split loan structure evidenced by two pari passu promissory notes referred to as note A-1 and note A-2. The Cut-off Date Balance of this Mortgage Loan has been calculated based upon note A-2. The note A-1, which is not included in the Trust, has been divided into a senior portion and a junior portion. Each cut-off date balance per unit, loan-to-value ratio and debt service coverage ratio calculated in this term sheet with respect to this Mortgage Loan, except as may be otherwise noted herein, was calculated based upon note A-2 and the senior portion of note A-1
     (excluding the junior portion of note A-1). Such ratios would be lower (in the case of debt service coverage) and higher (in the case of loan-to-value ratios) if the junior portion of note A-1 was included. For purposes of weighting such debt service coverage ratios and loan-to-value ratios, such weighting is based solely upon the outstanding principal balance of the note A-2 included in the Trust.

     Three Mortgage Loans, referred to as the Regents Square I & II Mortgage
     Loan, Loan No. 58848, the Mission City Corporate Center Mortgage Loan, Loan
     No. 58847, and the Captain's Portfolio Mortgage Loan, Loan No. 58449 (such
     Loan Numbers are set forth in Annex A to the prospectus supplement)
     representing 10.1% of the Initial Pool Balance are each part of a split loan structure evidenced by a senior note and a subordinate note. Only the senior note is the only note included in the Trust. The Cut-off Date
     Balance of this Mortgage Loan was calculated based only upon the senior note included in the Trust. Each cut-off date balance per unit, loan-to-value ratio and debt service coverage ratio calculated in this term sheet with respect to the Regents Square I & II Mortgage Loan, the Mission
     Center Corporate Center Mortgage Loan or the Captain's Portfolio Mortgage
     Loan, except as otherwise noted herein, was calculated based upon the senior note included in the Trust and excludes the other note in the split loan structure. Such ratios would be lower (in the case of debt service coverage ratios) and higher (in the case of loan-to-value ratios) if the related subordinate note were included. For purposes of weighting such debt service coverage ratios and loan-to-value ratios, such weighting is based solely on the outstanding principal balance of the related senior note included in the Trust.

     The sum of aggregate percentage calculations may not equal 100% due to rounding. Debt service coverage ratio was calculated based on the net cash flow unless otherwise noted in this term sheet.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-2
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

                      MORTGAGED PROPERTIES BY PROPERTY TYPE

                      Office                   45.5%
                      Retail                   25.3%
                      Multifamily              14.3%
                      Hotel                     7.8%
                      Self Storage              3.8%
                      Industrial                2.1%
                      Other                     1.2%

PROPERTY TYPE


                                                                    WEIGHTED                     WEIGHTED                  WEIGHTED
                         NUMBER OF     AGGREGATE        % OF         AVERAGE       MIN/MAX        AVERAGE       MIN/MAX    AVERAGE
                         MORTGAGED    CUT-OFF DATE  INITIAL POOL  UNDERWRITTEN  UNDERWRITTEN   CUT-OFF DATE  CUT-OFF DATE  MORTGAGE
PROPERTY TYPE           PROPERTIES      BALANCE        BALANCE        DSCR          DSCR         LTV RATIO     LTV RATIO     RATE
------------------------------------------------------------------------------------------------------------------------------------

Office                      28       $  747,056,370      45.5%        1.80x      1.20x/3.19x       67.3%      49.3%/81.1%   4.985%
------------------------------------------------------------------------------------------------------------------------------------
Retail                      27          415,477,653      25.3         1.77x      1.20x/2.91x       66.3%      42.0%/80.3%   4.712%
------------------------------------------------------------------------------------------------------------------------------------
  Anchored                  17          302,821,276      18.4         1.88x      1.20x/2.91x       63.4%      42.0%/80.3%   4.501%
------------------------------------------------------------------------------------------------------------------------------------
  Unanchored                 6           89,877,062       5.5         1.45x      1.28x/1.58x       76.6%      60.8%/79.0%   5.269%
------------------------------------------------------------------------------------------------------------------------------------
  Shadow Anchored            4           22,779,314       1.4         1.55x      1.26x/1.91x       65.2%      47.7%/76.6%   5.306%
------------------------------------------------------------------------------------------------------------------------------------
Multifamily                 11          235,410,388      14.3         1.33x      1.20x/1.50x       73.5%      62.9%/80.0%   5.359%
------------------------------------------------------------------------------------------------------------------------------------
Hotel                        6          128,043,752       7.8         2.16x      1.75x/2.25x       53.1%      51.4%/60.0%   5.851%
------------------------------------------------------------------------------------------------------------------------------------
Self Storage                15           62,917,448       3.8         1.66x      1.20x/3.13x       63.5%      40.8%/79.8%   5.409%
------------------------------------------------------------------------------------------------------------------------------------
Industrial                   6           33,708,713       2.1         1.44x      1.31x/1.62x       62.3%      54.5%/79.0%   5.326%
------------------------------------------------------------------------------------------------------------------------------------
Other                        1           19,730,000       1.2         2.10x      2.10x/2.10x       60.1%      60.1%/60.1%   4.818%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE      94       $1,642,344,324     100.0%        1.74X      1.20X/3.19X       66.5%      40.8%/81.1%   5.058%
------------------------------------------------------------------------------------------------------------------------------------


*    See the "Glossary of Principal Definitions" in the prospectus supplement for definitions and information relating to the calculation of loan-to-value and debt service coverage ratios.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-2
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

NEW YORK                         ARIZONA
4 properties                     4 properties
$234,410,022                     $152,390,759
14.3% of total                   9.3% of total

NEW HAMPSHIRE                    UTAH
1 property                       1 property
$10,280,000                      $30,149,000
0.6% of total                    1.8% of total

MASSACHUSETTS                    CALIFORNIA
3 properties                     27 properties
$82,548,811                      $403,063,314
5.0% of total                    24.5% of total

NEW JERSEY                       NEVADA
2 properties                     5 properties
$26,872,894                      $200,815,236
1.6% of total                    12.2% of total

MARYLAND                         WASHINGTON
3 properties                     8 properties
$69,236,429                      $107,146,622
4.2% of total                    6.5% of total

VIRGINIA                         KANSAS
1 property                       1 property
$2,389,895                       $3,668,694
0.1% of total                    0.2% of total

NORTH CAROLINA                   MISSOURI
3 properties                     1 property
$17,108,500                      $10,200,000
1.0% of total                    0.6% of total

GEORGIA                          MINNESOTA
3 properties                     1 property
$18,709,569                      $58,050,000
1.1% of total                    3.4% of total

FLORIDA                          WISCONSIN
7 properties                     1 property
$59,624,219                      $2,094,151
3.6% of total                    0.1% of total

ALABAMA                          MICHIGAN
1 property                       2 properties
$10,099,672                      $9,003,755
0.6% of total                    0.5% of total

TEXAS                            OHIO
10 properties                    1 property
$76,317,713                      $8,285,000
4.6% of total                    0.5% of total

NEW MEXICO                       ONTARIO
1 property                       1 property
$13,300,000                      $25,380,000
0.8% of total                    1.5% of total

COLORADO
2 properties
$13,200,000
0.8% of total

                                       -----------------------------------------
                                       [ ] <1.0% of Initial Pool Balance
                                       [ ] 1.0% - 5.0% of Initial Pool Balance
                                       [ ] 5.1% - 10.0% of Initial Pool Balance
                                       [ ] >10.0% of Initial Pool Balance
                                       -----------------------------------------

PROPERTY LOCATION



                                                                          WEIGHTED         WEIGHTED      WEIGHTED
                     NUMBER OF        AGGREGATE                            AVERAGE          AVERAGE       AVERAGE
                     MORTGAGED     CUT-OFF DATE        % OF INITIAL   UNDERWRITTEN     CUT-OFF DATE      MORTGAGE
STATES              PROPERTIES          BALANCE        POOL BALANCE           DSCR        LTV RATIO          RATE
---------------------------------------------------------------------------------------------------------------------

California+            27         $  403,063,314           24.5%            1.57x            69.8%          5.078%
---------------------------------------------------------------------------------------------------------------------
  Southern             24            366,337,314           22.3             1.54x            70.2%          5.086%
---------------------------------------------------------------------------------------------------------------------
  Northern              3             36,726,000            2.2             1.88x            65.9%          4.996%
---------------------------------------------------------------------------------------------------------------------
New York                4            234,410,022           14.3             1.37x            73.0%          5.521%
---------------------------------------------------------------------------------------------------------------------
Nevada                  5            200,815,236           12.2             2.09x            58.6%          4.199%
---------------------------------------------------------------------------------------------------------------------
Arizona                 4            152,390,759            9.3             2.67x            59.2%          5.222%
---------------------------------------------------------------------------------------------------------------------
Washington              8            107,146,622            6.5             1.46x            66.0%          5.211%
---------------------------------------------------------------------------------------------------------------------
Massachusetts           3             82,548,881            5.0             1.70x            65.7%          5.467%
---------------------------------------------------------------------------------------------------------------------
Texas                  10             76,317,713            4.6             1.55x            68.5%          5.259%
---------------------------------------------------------------------------------------------------------------------
Maryland                3             69,236,429            4.2             1.42x            60.5%          5.064%
---------------------------------------------------------------------------------------------------------------------
Florida                 7             59,624,219            3.6             1.29x            75.3%          5.280%
---------------------------------------------------------------------------------------------------------------------
Minnesota               1             56,050,000            3.4             2.44x            59.0%          4.268%
---------------------------------------------------------------------------------------------------------------------
Others                 22            200,741,129           12.2             1.76x            66.8%          5.042%
---------------------------------------------------------------------------------------------------------------------
TOTAL/WTD AVG          94         $1,642,344,324          100.0%            1.74X            66.5%          5.058%
---------------------------------------------------------------------------------------------------------------------


o    THE MORTGAGED PROPERTIES ARE LOCATED THROUGHOUT 24 STATES AND THE PROVINCE
     OF ONTARIO.

*    See the "Glossary of Principal Definitions" in the prospectus supplement for definitions and information relating to the calculation of loan-to-value and debt service coverage ratios.

+    Northern California properties have a zip code greater than or equal to
     93600. Southern California properties have a zip code less than 93600.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-2
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS

CUT-OFF DATE BALANCE ($)
-----------------------------------------------------------------
                              NO. OF        AGGREGATE
                             MORTGAGE    CUT-OFF DATE      % OF
                               LOANS      BALANCE ($)      POOL
-----------------------------------------------------------------
 $1,985,087 - $1,999,999         2     $    3,979,374      0.2%
 $2,000,000 - $2,999,999         6         14,984,720      0.9
 $3,000,000 - $3,999,999         5         18,244,929      1.1
 $4,000,000 - $4,999,999        16         72,873,187      4.4
 $5,000,000 - $7,499,999        10         61,425,136      3.7
 $7,500,000 - $9,999,999         7         59,588,039      3.6
 $10,000,000 - $14,999,999      10        120,627,645      7.3
 $15,000,000 - $19,999,999       9        157,024,602      9.6
 $20,000,000 - $29,999,999       5        126,495,000      7.7
 $30,000,000 - $49,999,999       7        262,195,583     16.0
 $50,000,000 - $99,999,999       7        491,286,429     29.9
 $100,000,000 - $143,619,681     2        253,619,681     15.4
-----------------------------------------------------------------
 TOTAL                          86     $1,642,344,324    100.0%
-----------------------------------------------------------------
 Min: $1,985,087      Max: $143,619,681      Average: $19,097,027
-----------------------------------------------------------------

STATE
-------------------------------------------------------------
                       NO. OF         AGGREGATE
                    MORTGAGED      CUT-OFF DATE       % OF
                   PROPERTIES       BALANCE ($)       POOL
-------------------------------------------------------------
 California+            27       $  403,063,314       24.5%
   Southern             24          366,337,314       22.3
   Northern              3           36,726,000        2.2
 New York                4          234,410,022       14.3
 Nevada                  5          200,815,236       12.2
 Arizona                 4          152,390,759        9.3
 Washington              8          107,146,622        6.5
 Massachusetts           3           82,548,881        5.0
 Texas                  10           76,317,713        4.6
 Maryland                3           69,236,429        4.2
 Florida                 7           59,624,219        3.6
 Minnesota               1           56,050,000        3.4
 Others                 22          200,741,129       12.2
-------------------------------------------------------------
 TOTAL                  94       $1,642,344,324      100.0%
-------------------------------------------------------------

PROPERTY TYPE
---------------------------------------------------------------
                          NO. OF         AGGREGATE
                       MORTGAGED      CUT-OFF DATE       % OF
                      PROPERTIES       BALANCE ($)       POOL
---------------------------------------------------------------
 Office                    28       $  747,056,370       45.5%
 Retail                    27          415,477,653       25.3
   Anchored                17          302,821,276       18.4
   Unanchored               6           89,877,062        5.5
   Shadow Anchored          4           22,779,314        1.4
 Multifamily               11          235,410,388       14.3
 Hotel                      6          128,043,752        7.8
 Self Storage              15           62,917,448        3.8
 Industrial                 6           33,708,713        2.1
 Other                      1           19,730,000        1.2
---------------------------------------------------------------
 TOTAL                     94       $1,642,344,324      100.0%
---------------------------------------------------------------

MORTGAGE RATE (%)
----------------------------------------------------------
                     NO. OF         AGGREGATE
                   MORTGAGE      CUT-OFF DATE       % OF
                      LOANS       BALANCE ($)       POOL
----------------------------------------------------------
 3.719% - 4.499%        5      $  259,307,181       15.8%
 4.500% - 4.749%        4         217,885,000       13.3
 4.750% - 4.999%        1          19,730,000        1.2
 5.000% - 5.249%       29         467,534,996       28.5
 5.250% - 5.499%       19         225,285,879       13.7
 5.500% - 5.749%       23         342,819,985       20.9
 5.750% - 5.937%        5         109,781,283        6.7
----------------------------------------------------------
 TOTAL                 86      $1,642,344,324      100.0%
----------------------------------------------------------
 Min: 3.719%       Max: 5.937%       Wtd Avg: 5.058%
----------------------------------------------------------

ORIGINAL TERM TO STATED MATURITY OR ARD (MOS)
-----------------------------------------------------
               NO. OF          AGGREGATE
             MORTGAGE       CUT-OFF DATE       % OF
                LOANS        BALANCE ($)       POOL
-----------------------------------------------------
 37 - 83          12      $  540,622,181      32.9%
 84 - 99           4          38,580,930       2.3
 100 - 120        68       1,008,372,873      61.4
 121               2          54,768,340       3.3
-----------------------------------------------------
 TOTAL            86      $1,642,344,324     100.0%
-----------------------------------------------------
 Min: 37         Max: 121          Wtd Avg: 100
-----------------------------------------------------

REMAINING TERM TO STATED MATURITY OR ARD (MOS)
---------------------------------------------------
               NO. OF         AGGREGATE
             MORTGAGE      CUT-OFF DATE      % OF
                LOANS       BALANCE ($)      POOL
---------------------------------------------------
 31 - 39           1     $  143,619,681       8.7%
 40 - 59           5        192,687,500      11.7
 60 - 79           4         71,715,000       4.4
 80 - 99           6        171,180,930      10.4
 110 - 119        63        925,352,873      56.3
 120 - 121         7        137,788,340       8.4
---------------------------------------------------
 TOTAL            86     $1,642,344,324     100.0%
---------------------------------------------------
 Min: 31            Max:121             Wtd Avg:97
---------------------------------------------------

PREPAYMENT PROVISION SUMMARY
-------------------------------------------------------------------
                               NO. OF        AGGREGATE
                             MORTGAGE     CUT-OFF DATE       % OF
                                LOANS      BALANCE ($)       POOL
-------------------------------------------------------------------
 Lockout/Defeasance/Open          74    $1,347,930,980       82.1%
 Lockout/Yield
   Maintenance/Open               10       174,033,344       10.6
 Lockout/Yield
   Maintenance or
   Defeasance/Open                 1        95,000,000        5.8
 Lockout/Open                      1        25,380,000        1.5
-------------------------------------------------------------------
 TOTAL:                           86    $1,642,344,324      100.0%
-------------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)
---------------------------------------------------------
                     NO. OF         AGGREGATE
                   MORTGAGE      CUT-OFF DATE      % OF
                      LOANS       BALANCE ($)      POOL
---------------------------------------------------------
 40.8% - 49.9%           6     $   28,716,865       1.7%
 50.0% - 59.9%          13        399,210,896      24.3
 60.0% - 64.9%          15        243,735,830      14.8
 65.0% - 69.9%          10        257,422,396      15.7
 70.0% - 74.9%          14        327,894,312      20.0
 75.0% - 79.9%          21        286,162,085      17.4
 80.0% - 81.1%           7         99,201,941       6.0
---------------------------------------------------------
 TOTAL                  86     $1,642,344,324     100.0%
---------------------------------------------------------
 Min: 40.8%         Max: 81.1%          Wtd Avg: 66.5%
---------------------------------------------------------

LOAN-TO-VALUE RATIO AT MATURITY OR ARD (%)
-------------------------------------------------------------
                        NO. OF         AGGREGATE
                      MORTGAGE      CUT-OFF DATE       % OF
                         LOANS       BALANCE ($)       POOL
-------------------------------------------------------------
 31.8% - 49.9%             11     $  242,087,246       14.7%
 50.0% - 59.9%             27        397,896,175       24.2
 60.0% - 64.9%             17        205,517,952       12.5
 65.0% - 69.9%             13        408,464,238       24.9
 70.0% - 74.9%              8        234,725,516       14.3
 75.0% - 80.0%             10        153,653,196        9.4
-------------------------------------------------------------
 TOTAL                     86     $1,642,344,324      100.0%
-------------------------------------------------------------
 Min: 31.8%         Max: 80.0%          Wtd Avg: 62.1%
-------------------------------------------------------------

DEBT SERVICE COVERAGE RATIOS (X)
-------------------------------------------------------------
                       NO. OF         AGGREGATE
                     MORTGAGE      CUT-OFF DATE      % OF
                        LOANS       BALANCE ($)      POOL
-------------------------------------------------------------
 <1.20                    3      $   27,320,376       1.7%
 1.20x - 1.24x            9         117,204,068       7.1
 1.25x - 1.29x           14          94,445,388       5.8
 1.30x - 1.34x           10         207,997,011      12.7
 1.35x - 1.39x            4          85,633,619       5.2
 1.40x - 1.49x            9         178,363,792      10.9
 1.50x - 1.59x           10         214,513,404      13.1
 1.60x - 1.69x            5         136,508,694       8.3
 1.70x - 1.79x            6          79,920,814       4.9
 1.90x - 1.99x            2          10,890,523       0.7
 2.00x - 2.99x           12         408,296,634      24.9
 3.00x - 3.19x            2          81,250,000       4.9
-------------------------------------------------------------
 TOTAL                   86      $1,642,344,324     100.0%
-------------------------------------------------------------
 Min: 1.20x         Max: 3.19x          Wtd Avg: 1.74x
-------------------------------------------------------------

*    See the "Glossary of Principal Definitions" in the prospectus supplement for definitions and information relating to the calculation of loan-to-value and debt service coverage ratios.

+    Northern California properties have a zip code greater than or equal to
     93600. Southern California properties have a zip code less than 93600.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       10

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-2
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

PREPAYMENT PROVISIONS BASED ON OUTSTANDING PRINCIPAL BALANCE



PREPAYMENT PROVISIONS(1)                         JUN-05      JUN-06      JUN-07      JUN-08      JUN-09     JUN-10
----------------------------------------------------------------------------------------------------------------------

Lockout/Defeasance                                100.00%     100.00%      92.72%      85.09%      76.56%      87.95%
Yield Maintenance(2)                                0.00%       0.00%       7.28%      14.91%      18.19%      12.05%
Open                                                0.00%       0.00%       0.00%       0.00%       5.24%       0.00%
----------------------------------------------------------------------------------------------------------------------
Total                                             100.00%     100.00%     100.00%     100.00%     100.00%     100.00%
----------------------------------------------------------------------------------------------------------------------
Total Beginning Balance (in millions)         $ 1,642.34  $ 1,634.13  $ 1,624.62  $ 1,477.76  $ 1,468.36  $ 1,227.31
Percent of Aggregate Cut-off Date Balance(3)      100.00%      99.50%      98.92%      89.98%      89.41%      74.73%
----------------------------------------------------------------------------------------------------------------------




PREPAYMENT PROVISIONS(1)                         JUN-11          JUN-12        JUN-13        JUN-14       JUN-15
--------------------------------------------------------------------------------------------------------------------

Lockout/Defeasance                                 87.90%          85.60%        85.52%        85.43%         0.00%
Yield Maintenance(2)                               12.10%          14.40%        14.48%        14.57%         0.00%
Open                                                0.00%           0.00%         0.00%         0.00%       100.00%
--------------------------------------------------------------------------------------------------------------------
Total                                             100.00%         100.00%       100.00%       100.00%       100.00%
--------------------------------------------------------------------------------------------------------------------
Total Beginning Balance (in millions)         $ 1,215.60      $ 1,002.52      $ 990.27      $ 977.35       $ 45.77
Percent of Aggregate Cut-off Date Balance(3)       74.02%          61.04%        60.30%        59.51%         2.79%
--------------------------------------------------------------------------------------------------------------------


(1)  Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage
     Loans (except that an ARD Loan will be repaid on its Anticipated Repayment
     Date).

(2)  As of the Cut-off Date, ten Mortgage Loans, representing 10.6% of the
     Initial Pool Balance are subject to yield maintenance prepayment provisions after the Lock-out Period. Seventy four Mortgage Loans, representing 82.1%
     of the Initial Pool Balance are subject to defeasance after an initial restriction period. One mortgage loan, representing 5.8% of the Initial
     Pool Balance, is subject after the lockout period to either yield maintenance prepayment provisions or defeasance, at the borrower's option.
     One mortgage loan, representing 1.5% of the Initial Pool Balance, has a lockout period that extends to the anticipated repayment date.

(3)  As of the Cut-off Date.

*    See the " Glossary of Principal Definitions" in the prospectus supplement for definitions and information relating to the calculation of loan-to-value and debt service coverage ratios.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       11

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-2
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS
--------------------------------------------------------------------------------

The following table and summaries describe the ten largest Mortgage Loans in the
Mortgage Pool by Cut-off Date Balance:

               TEN LARGEST MORTGAGE LOANS BY CUT-OFF DATE BALANCE*



                                                             % OF                                 LTV
                                              CUT-OFF      INITIAL                  CUT-OFF      RATIO
                                                DATE         POOL      PROPERTY    DATE LTV   AT MATURITY   UNDERWRITTEN   MORTGAGE
LOAN NAME                                     BALANCE      BALANCE       TYPE        RATIO       OR ARD         DSCR         RATE
---------                                  ------------    -------   -----------  ----------  -----------   ------------   --------

Fashion Show Mall .......................  $143,619,681       8.7%      Retail        51.8%       49.4%        2.33x        3.719%
NYU Housing - 80 Lafayette Street .......   110,000,000       6.7    Multifamily      72.7%       72.7%        1.32x        5.510%
Canyon Ranch ............................    95,000,000       5.8       Hotel         51.4%       51.4%        2.25x        5.937%
Regents Square I & II ...................    88,600,000       5.4       Office        68.2%       68.2%        1.62x        4.615%
Phoenix Plaza I & II ....................    77,000,000       4.7       Office        65.3%       65.3%        3.19x        4.588%
589 Fifth Avenue ........................    73,500,000       4.5       Office        70.0%       70.0%        1.57x        5.482%
American Express Building -
Minneapolis .............................    56,050,000       3.4       Office        59.0%       59.0%        2.44x        4.268%
Clark Office Building ...................    50,836,429       3.1       Office        58.1%       43.8%        1.36x        5.037%
Asian Garden Mall .......................    50,300,000       3.1       Retail        79.0%       65.3%        1.55x        5.110%
TV Guide Hollywood Center ...............    46,751,387       2.8       Office        70.3%       59.3%        1.48x        5.578%
                                           ------------    -------                ----------  -----------   ------------   --------
TOTAL / WTD. AVG ........................  $791,657,496      48.2%                    63.2%       60.3%        1.96X        4.904%
                                           ============      ====


*    See the " Glossary of Principal Definitions" in the prospectus supplement for definitions and information relating to the calculation of loan-to-value and debt service coverage ratios.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       12

                      (This Page Intentionally Left Blank)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                FASHION SHOW MALL
--------------------------------------------------------------------------------

                      [FASHION SHOW MALL PICTURES OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       13

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                FASHION SHOW MALL
--------------------------------------------------------------------------------

                           SIGNIFICANT MORTGAGE LOANS

FASHION SHOW MALL
--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL NOTE A-2 SENIOR
  COMPONENT PRINCIPAL
  BALANCE:                          $145,000,000

FIRST PAYMENT DATE:                 January 1, 2005

TERM/AMORTIZATION:                  37/360 months

MATURITY DATE:                      January 1, 2008

NOTE A-2 SENIOR COMPONENT
  EXPECTED MATURITY BALANCE:        $136,890,407

BORROWING ENTITY:                   Fashion Show Mall LLC

INTEREST CALCULATION:               Actual/360

CALL PROTECTION:                    Lockout/Defeasance: 33 payments
                                    Open: 4 payments

LOCKBOX:                            Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
WHOLE LOAN CUT-OFF DATE BALANCE:                        $376,645,624

WHOLE LOAN CUT-OFF DATE BALANCE
(EXCLUDING JUNIOR PORTION):                             $336,763,389

NOTE A-2 CUT-OFF DATE BALANCE:                          $143,619,681

NOTE A-1 CUT-OFF DATE BALANCE:                          $233,025,944

NOTE A-1 SENIOR PORTION
  CUT-OFF DATE BALANCE:                                 $193,143,708

NOTE A-1 JUNIOR PORTION CUT-OFF
  DATE BALANCE:                                         $39,882,235

SENIOR COMPONENT SHADOW RATING
(S&P/MOODY'S):                                          AAA/A1

                                       WHOLE LOAN       WHOLE LOAN
                                       (EXCLUDING       (INCLUDING
                                        JUNIOR)(1)       JUNIOR)(1)
                                       -----------      -----------
CUT-OFF DATE LTV:                         51.8%            57.9%
MATURITY DATE LTV:                        49.4%            55.2%
UNDERWRITTEN DSCR (2):                    2.33x            2.05x
MORTGAGE RATE(3):                        3.7186%          3.7935%
--------------------------------------------------------------------------------

(1)  The Note A-1 Junior Portion is subordinate to Note A-1 Senior Portion (both portions of which are not part of the trust fund) and Note A-2.

(2)  DSCR figures based on net cash flow unless otherwise noted.

(3)  The interest rate was rounded to four decimal places.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                       Retail

PROPERTY SUB TYPE:                   Anchored

LOCATION:                            Las Vegas, NV

YEAR BUILT/RENOVATED:                1979/2002

NET RENTABLE SQUARE FEET:            662,769

CUT-OFF BALANCE PER SF(1):           $508

OCCUPANCY AS OF 1/31/05(2):          92.1%

OWNERSHIP INTEREST:                  Fee

PROPERTY MANAGEMENT:                 Self-Managed

U/W NET CASH FLOW:                   $43,622,642

APPRAISED VALUE:                     $650,000,000
--------------------------------------------------------------------------------

(1)  Based on aggregate cut-off date principal balance of $336,763,389.

(2)  Occupancy percentage is based on total square footage, excluding 125,000 sf of vacant anchor space. Including such space, occupancy is 74.7%.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       14

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                FASHION SHOW MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     FULL YEAR       FULL YEAR
                                     UNDERWRITTEN    (12/31/04)      (12/31/03)
                                     -------------  -------------  -------------
Effective Gross Income ............. $ 59,192,525   $ 46,754,889   $ 33,972,378
Total Expenses. .................... $ 14,342,231   $ 13,856,802   $ 13,225,057
Net Operating Income (NOI) ......... $ 44,850,294   $ 32,898,087   $ 20,747,321
Cash Flow (CF). .................... $ 43,622,642   $ 32,898,087   $ 20,747,321
DSCR on NOI(1) .....................         2.39x          1.76x          1.11x
DSCR on CF(1) ......................         2.33x          1.76x          1.11x
--------------------------------------------------------------------------------
(1)  Based on aggregate principal balance of $340,000,000 (the original whole loan, excluding the subordinate portion of note A-1).



---------------------------------------------------------------------------------------------------------------------------
                                                    TENANT INFORMATION(1)
---------------------------------------------------------------------------------------------------------------------------
                                 RATINGS       TOTAL       % OF                 POTENTIAL    % OF POTENTIAL      LEASE
TOP TENANTS                    S&P/MOODY'S   TENANT SF   TOTAL SF   RENT PSF       RENT           RENT         EXPIRATION
-----------                   ------------- ----------- ---------- ---------- ------------- ---------------- -------------

Maggiano's ..................    BBB/Baa2      16,678       2.5%    $ 30.70     $  512,015         1.3%        10/31/2014
Express and The Limited .....    BBB/Baa2      15,632       2.4%    $ 52.00        812,864         2.0%        01/31/2014
Zara International ..........   Not Rated      12,205       1.8%    $ 56.00        683,480         1.7%        11/30/2018
                                               ------       ---                 ----------         ---
                                               44,515       6.7%                $2,008,359         5.1%
---------------------------------------------------------------------------------------------------------------------------

(1)  Information obtained from Underwritten Rent Roll except for Ratings
     (S&P/Moody's) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance expense and reimbursement.



------------------------------------------------------------------------------------------------------------------
                                             LEASE ROLLOVER SCHEDULE(1)
------------------------------------------------------------------------------------------------------------------
                        # OF LEASES                       % OF       CUMULATIVE       CUMULATIVE       BASE RENT
YEAR OF EXPIRATION      EXPIRING(2)     EXPIRING SF     TOTAL SF      TOTAL SF      % OF TOTAL SF       EXPIRING
--------------------   -------------   -------------   ----------   ------------   ---------------   -------------

 2005 ..............         20            43,259           6.5%        43,259            6.5%        $ 2,451,518
 2006 ..............          7            18,287           2.8         61,546            9.3%        $ 1,268,846
 2007 ..............          9            14,305           2.2         75,851           11.4%        $ 1,014,252
 2008 ..............          5            10,387           1.6         86,238           13.0%        $   737,820
 2009 ..............          8             9,560           1.4         95,798           14.5%        $ 1,075,210
 2010 ..............          8            17,898           2.7        113,696           17.2%        $ 1,322,060
 2011 ..............          7            15,356           2.3        129,052           19.5%        $ 1,032,887
 2012 ..............         44            88,382          13.3        217,434           32.8%        $ 7,875,779
 2013 ..............         65           143,245          21.6        360,679           54.4%        $11,438,891
 2014 ..............         29           112,737          17.0        473,416           71.4%        $ 6,039,127
 2015 ..............          2             6,903           1.0        480,319           72.5%        $   454,009
 2018 ..............          1            12,205           1.8        492,524           74.3%        $   683,480
 2022 ..............          1                 0           0.0        492,524           74.3%        $    50,100
 2036 ..............          1                 0           0.0        492,524           74.3%        $   100,963
 Vacant(3) .........                      170,245          25.7        662,769          100.0%        $ 4,208,004
                            ---           -------         -----
 TOTAL .............        207           662,769         100.0%
------------------------------------------------------------------------------------------------------------------


(1)  Information obtained from Underwritten Rent Roll.

(2)  For purposes of this column, each leased tenant space was considered a separate lease even if multiple tenant spaces were covered under the same lease.

(3)  Includes 125,000 square feet of vacant anchor space.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       15

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                FASHION SHOW MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------

The Fashion Show Mall Mortgaged Property is approximately 92.1% occupied, based on total square footage, excluding a vacant anchor that is 125,000 square feet
(including such space, occupancy is 74.7%). The collateral consists of the two-story in-line portion of the mall (leased to more than 200 in-line tenants), a two-story vacant anchor space building and courtyard section. Additional improvements include two five-story parking garages and a one-level subterranean parking area. The improvements contain a total of approximately 662,769 gross leasable square feet and approximately 4,503 surface and garage parking spaces.
The Fashion Show Mall is also anchored by Robinsons-May (202,000 square feet),
Dillard's (200,000 square feet), Macy's (199,000 square feet), Nordstrom
(200,000 square feet), Neiman Marcus (167,000 square feet), Saks Fifth Avenue
(166,000 square feet) and Bloomingdale's Home Store (100,000 square feet), which are tenant-owned and not part of the collateral. The three largest tenants of the Fashion Show Mall Mortgaged Property, representing approximately 6.7% of the gross leasable area, are:

o    Maggiano's (NYSE; "EAT") (rated "BBB" by S&P and rated "Baa2" by Moody's)
     occupies approximately 16,678 square feet (2.5%) under a ten-year lease expiring on October 31, 2014. The lease is guaranteed by the parent company, Brinker International. Brinker International is principally engaged in the ownership, operation, development and franchising of restaurant concepts. Brinker International's restaurants include Chili's
     Grill & Bar, Romano's Macaroni Grill, Maggiano's, On The Border Mexican
     Grill & Cantina, Corner Bakery Cafe, Big Bowl Asian Kitchen and Rockfish
     Seafood Grill. As of the fiscal year ended June 30, 2004, Brinker
     International reported revenue of approximately $3.7 billion, net income of approximately $150.9 million and stockholder equity of approximately $1.0 billion.

o    Express and The Limited (NYSE "LTD") (rated BBB by S&P and rated "Baa2" by
     Moody's) together occupy approximately 15,632 square feet (2.4%) under a ten-year lease expiring on January 31, 2014. Express and The Limited are owned by Limited Brands. Limited Brands operates more than 3,800 stores under six retail brand names - Express, The Limited, Victoria's Secret,
     Bath & Body Works, The White Barn Candle Company and Henri Bendel. Express
     operates 956 stores selling wear-to-work and casual wear for young men and women. The Limited operates approximately 341 stores selling clothes for women. As of the fiscal year ended January 31, 2004, Limited Brands reported revenue of approximately $8.9 billion, net income of approximately
     $717.0 million and stockholder equity of approximately $5.3 billion.

o    Zara International (not rated) occupies approximately 12,205 square feet
     (1.8%) under a 15-year lease expiring on November 30, 2018. Zara
     International (owned by The Inditex Group) operates approximately 729 women's clothing stores located in 54 countries selling the latest trends in international fashion. Inditex operates approximately 2,265 stores located in 56 countries under the brand names of Zara, Zara Home, Kiddy's
     Class, Pull and Bear, Massimo Dutti, Bershka, Stradivarius and Oysho. The
     Inditex Group is privately held and comprised of over one hundred companies associated with the business of textile design, manufacturing and distribution. Zara International has a one time termination option in the event that gross sales for the period from February 1, 2006 to January 31,
     2007 do not exceed $300 per square foot, subject to one year prior notice from Zara International which must be given within 60 days of Zara
     International's submittal of the gross sales figures for such time period.

--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       16

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                FASHION SHOW MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOAN:

o    The Fashion Show Mall Mortgage Loan is secured by a first mortgage on a regional mall located in Las Vegas, Clark County, Nevada.

THE BORROWER:

o    The Fashion Show Mall Borrower is Fashion Show Mall LLC, a Delaware limited liability company and a single purpose bankruptcy remote entity with at least two independent directors for which the Fashion Show Mall Borrower's legal counsel has delivered a non-consolidation opinion. Equity ownership is held 100% by Rouse F.S., LLC, a Maryland limited liability company, as the sole member of the Fashion Show Mall Borrower. Equity ownership of
     Rouse F.S., LLC is held 69.75% by Howard Hughes Properties, Limited
     Partnership, a Delaware limited partnership, 30.18% by The Rouse Company
     Operating Limited Partnership, LP, a Delaware limited partnership, and
     0.07% by Howard Research & Development Holdings Corporation, a Maryland
     corporation. Through a series of intermediate ownership levels, equity ownership is eventually held 80% by General Growth Properties, Inc., a
     Delaware corporation, the sponsor of the loan.

o    Founded in 1954, General Growth Properties, Inc. ("GGP"), a publicly traded real estate investment trust (NYSE: GGP), is primarily engaged in the ownership, operation, management, leasing, acquisition, development and expansion of regional malls and community shopping centers located in the
     United States. GGP is the second largest owner/operator of regional malls in the country. GGP, either directly or indirectly through limited partnerships and subsidiaries, owns and/or manages approximately 200 retail properties located in 44 states containing approximately 200 million square feet and housing 18,000 tenants. The real estate portfolio also includes interests in office and industrial buildings containing approximately 1.3 million square feet. As of the fiscal year ended December 31, 2003, GGP reported revenue of approximately $1.3 billion, net income of approximately
     $263.4 million and stockholder equity of approximately $1.7 billion.

THE PROPERTY:

o    The Fashion Show Mall Mortgaged Property is an enclosed regional mall built in 1979 and most recently renovated in 2002. The collateral consists of the two-story in-line portion of the mall, a two-story vacant anchor space building and courtyard section. Additional improvements include two five-story parking garages and a one-level subterranean parking area. There are more than 4,503 surface and garage parking spaces. The improvements contain a total of approximately 662,769 gross leasable square feet and are situated on approximately 48.9 acres. The Fashion Show Mall Mortgaged
     Property is currently leased to more than 200 in-line tenants. The mall is anchored by Robinsons-May (202,000 square feet), Dillard's (200,000 square feet), Macy's (199,000 square feet), Nordstrom (200,000 square feet),
     Neiman Marcus (167,000 square feet), Saks Fifth Avenue (166,000 square feet) and Bloomingdale's Home Store (100,000 square feet), all of which are separately owned, non-collateral anchor tenants.

o    The Fashion Show Mall Borrower is generally required at its sole cost and expense to keep the Fashion Show Mall Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o    General Growth Management, Inc. ("GGM") manages the subject property. GGM, a Fashion Show Mall Borrower related entity founded in 1954 and headquartered in Chicago, currently manages approximately 200 retail properties located in 44 states containing approximately 200 million square feet and housing approximately 18,000 tenants.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Future mezzanine debt is permitted, subject to, among other things (i)
     rating agency confirmation, (ii) reasonable approval of mortgagee, (iii)
     the loan to value ratio will not exceed 75% in the aggregate for the
     Fashion Show Mall Whole Loan and any mezzanine loan, (iv) the debt service coverage ratio of the Fashion Show Mall Mortgaged Property (not defined to specifically include such mezzanine debt) immediately following the closing of such mezzanine loan will not be less than 1.10x to 1.00x (based upon an assumed 9.25% loan constant payment rate) and (v) receipt of an intercreditor agreement acceptable to the mortgagee and the mezzanine lender.

--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       17

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                FASHION SHOW MALL
--------------------------------------------------------------------------------

SUBORDINATION:

o    As will be set forth in more detail in the prospectus supplement, the FM
     Pari Passu Note A-2 Mortgage Loan is one of two mortgage loans that are part of a split loan structure that is secured by the same mortgage instrument on the Fashion Show Mall Mortgaged Property comprised of two pari passu notes, namely the Fashion Show Mall Pari Passu Note A-1 and the
     Fashion Show Mall Pari Passu Note A-2, with aggregate principal balances as of the Cut-off Date of $233,025,944 and $143,619,681, respectively. The
     Fashion Show Mall Pari Passu Note A-2 is pari passu in right of payment to the Fashion Show Mall Pari Passu Note A-1. However, as described in the prospectus supplement, a portion of the Fashion Show Mall Pari Passu Note
     A-1 has been subordinated to the Fashion Show Mall Pari Passu Note A-2 and
     the remaining portion of the Fashion Show Mall Pari Passu Note A-1.

AMORTIZATION SCHEDULE:

o    The amortization schedule for the Fashion Show Mall Note A-2 Mortgage Loan is set forth in Annex F-1 to the prospectus supplement.

--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       18

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                FASHION SHOW MALL
--------------------------------------------------------------------------------

                         [FASHION SHOW MALL MAP OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       19

                      (This Page Intentionally Left Blank)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                        NYU HOUSING - 80 LAFAYETTE STREET
--------------------------------------------------------------------------------

              [NYU HOUSING - 80 LAFAYETTE STREET PICTURES OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       20

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                        NYU HOUSING - 80 LAFAYETTE STREET
--------------------------------------------------------------------------------

                           SIGNIFICANT MORTGAGE LOANS

NYU HOUSING
--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:           $110,000,000

FIRST PAYMENT:                        June 1, 2005

TERM/AMORTIZATION:                    120/0 months

INTEREST ONLY PERIOD:                 120 months

MATURITY DATE:                        May 1, 2015

EXPECTED MATURITY BALANCE:            $110,000,000

BORROWING ENTITY:                     Coral Lafayette LLC

INTEREST CALCULATION:                 Actual/360

CALL PROTECTION:                      Lockout/Defeasance: 117 payments
                                      Open: 3 payments

UP-FRONT RESERVES:

  TAX RESERVE:                        Yes

ONGOING RESERVES:

  TAX RESERVE:                        Yes

  REPLACEMENT RESERVE:                $9,064

  NYU LEASE CASH SWEEP(1):            Springing

LOCKBOX:                              Hard
--------------------------------------------------------------------------------

(1)  NYU Lease Cash Sweep reserve requirement commences 18 months prior to expiration of NYU Lease if the Lease has not been extended for a term lasting at least two years beyond the Maturity Date.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:                 $110,000,000

CUT-OFF DATE LTV:                     72.7%

MATURITY DATE LTV:                    72.7%

UNDERWRITTEN DSCR:                    1.32x

MORTGAGE RATE:                        5.5100%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                        Multifamily

PROPERTY SUB TYPE:                    Student Housing

LOCATION:                             New York, NY

YEAR BUILT/RENOVATED:                 1911/1999

UNITS:                                264

CUT-OFF BALANCE PER UNIT:             $416,667

OCCUPANCY AS OF 6/1/05:               100.0% (Master Lease)

OWNERSHIP INTEREST:                   Fee

PROPERTY MANAGEMENT:                  Coral Realty Management, LLC

U/W NET CASH FLOW:                    $8,115,081

APPRAISED VALUE:                      $151,400,000
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       21

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                        NYU HOUSING - 80 LAFAYETTE STREET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             FINANCIAL INFORMATION
--------------------------------------------------------------------------------
                                                               FULL YEAR
                                          UNDERWRITTEN        (12/31/04)
                                        ----------------   ----------------
Effective Gross Income .............       $11,503,034        $10,829,837
Total Expenses .....................       $ 3,279,185        $ 2,528,694
Net Operating Income (NOI) .........       $ 8,223,849        $ 8,301,143
Cash Flow (CF) .....................       $ 8,115,081        $ 8,301,143
DSCR on NOI ........................              1.34x              1.35x
DSCR on CF .........................              1.32x              1.35x
--------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------
                                     STUDIO     1 BEDROOM     2 BEDROOM     3 BEDROOM     4 BEDROOM     5 BEDROOM
                                    --------    ---------     ---------     ---------     ---------     ---------

 Number of Units ................       24          186            39             7             7             1
 Average Unit Size (SF) .........      525          914         1,826         2,292         2,789         3,120
-------------------------------------------------------------------------------------------------------------------


This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       22

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                        NYU HOUSING - 80 LAFAYETTE STREET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOAN:

o    The NYU Housing - 80 Lafayette Street Mortgage Loan is a $110 million, ten-year loan secured by a first mortgage on a 17-story, 264-unit (plus a superintendent unit) student housing apartment building with three street level retail tenants containing 292,505 net rentable square feet located in the Tribeca section of lower Manhattan, New York County, New York. The loan is interest only for the entire loan term and has a maturity date of May 1,
     2015.

THE BORROWER:

o    The NYU Housing - 80 Lafayette Street Borrower is Coral Lafayette LLC, a
     New York limited liability company and a single purpose bankruptcy remote entity with at least two independent directors for which Borrower's legal counsel has delivered a non-consolidation opinion. Equity ownership is held
     1% by Coral Lafayette Manager Corp., a New York corporation, as the
     Managing Member of Borrower and 99% by Coral Realty, LLC, a New York
     limited liability company. The Borrower Principals are Alex Forkosh and
     Galina Anissimova.

o    Mr. Forkosh and Ms. Anissimova have been involved in multifamily real estate in New York City since 1994, primarily focusing on student housing development and conversion for NYU. Mr. Forkosh and Ms. Anissimova renovated and converted 400 Broome Street in 1997, 636 Greenwich Street in
     1998 and 80 Lafayette Street in 1999, and built 201 East 14th Street in
     2000. The Borrower Principals have developed or renovated and currently own six student housing apartment buildings totaling 533 units, all of which are master leased to NYU and account for approximately 25% of the NYU housing stock.

THE PROPERTY:

o    The NYU Housing - 80 Lafayette Street Mortgage Property consists of a fee simple interest in a 17-story, 264-unit (plus a superintendent unit)
     student housing apartment building with three street level retail tenants containing 292,505 net rentable square feet. The property was originally built as an office building in 1911, but was extensively renovated and converted to the present student housing use in 1999. The improvements are situated on approximately 0.42 acres.

o    The NYU Housing - 80 Lafayette Street Borrower is generally required at its sole cost and expense to keep the NYU Housing - 80 Lafayette Street
     Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o    Coral Realty Management, LLC (Coral Realty) manages the subject property.
     Coral Realty handles property management, whereas NYU handles student affairs through the concierge/security station. Coral Realty, a Borrower related entity founded in 1985 and headquartered in New York City, currently manages six student housing apartment buildings totaling 533 units located in New York City.

NYU MASTER LEASE:

o    The 264 subject property student housing units are master leased to NYU, which in turn then sublets the units to students and faculty. The ten-year master lease commenced August 1, 2000 and expires on July 31, 2010 with no renewal options. NYU is obligated to use the subject property for sleeping and living purposes, plus incidental use in connection with other university functions, primarily for the benefit of enrolled students, faculty, visiting parents and others employed by NYU. NYU has the right to sublease units to persons that may not be affiliated with the university.

o    The current master lease annual rent is $10,620,000 (effective August 1,
     2005), which increases by $340,000 for each of the remaining four master lease years. In addition to the base rent, NYU is obligated to reimburse
     Landlord for 98% of the increase in real estate taxes above the base year of July 1, 2000 to June 30, 2001. NYU is also responsible for utility expenses. Landlord is responsible for repairs and maintenance and trash removal.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not Allowed.

-------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       23

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                        NYU HOUSING - 80 LAFAYETTE STREET
--------------------------------------------------------------------------------

                 [NYU HOUSING - 80 LAFAYETTE STREET MAP OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       24

                      (This Page Intentionally Left Blank)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                  CANYON RANCH
--------------------------------------------------------------------------------

                         [CANYON RANCH PICTURES OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       25

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                  CANYON RANCH
--------------------------------------------------------------------------------

                           SIGNIFICANT MORTGAGE LOANS

CANYON RANCH
--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:    $95,000,000

FIRST PAYMENT:                 March 1, 2005

TERM/AMORTIZATION:             120/0 months

INTEREST ONLY PERIOD:          120 months

MATURITY DATE:                 February 1, 2015

EXPECTED MATURITY BALANCE:     $95,000,000

BORROWING ENTITY:              CR Resorts, LLC

INTEREST CALCULATION:          Actual/360

CALL PROTECTION:               Lockout: 28 payments
                               GRTR 1% PPMT
                               or Yield Maintenance
                               or Defeasance: 88 payments
                               Open: 4 payments

LOCKBOX:                       Soft
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:               $95,000,000

SHADOW RATING (S&P/MOODY'S):        BBB-/NR

CUT-OFF DATE LTV:                   51.4%

MATURITY DATE LTV:                  51.4%

UNDERWRITTEN DSCR:                  2.25x

MORTGAGE RATE:                      5.9365%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                  Hotel

PROPERTY SUB TYPE:              Full-Service

LOCATION:                       Tucson, AZ and Lenox, MA

YEAR BUILT/RENOVATED:

  TUCSON, AZ:                   1979/2004
  LENOX, MA:                    1897/1989

SIZE (ROOMS):                   315

CUT-OFF BALANCE PER UNIT:       $301,587

OCCUPANCY AS OF 12/31/04:       81.3%

OWNERSHIP INTEREST:             Fee

PROPERTY MANAGEMENT:            Canyon Ranch Management, L.L.C.

U/W NET CASH FLOW:              $12,869,267

APPRAISED VALUE:                $185,000,000
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       26

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                  CANYON RANCH
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------
                                          OPERATIONAL STATISTICS
------------------------------------------------------------------------------------------------------------
                                                                                       T12
                                               2001         2002         2003       10/31/2004       U/W
                                            ----------   ----------   ----------   ------------   ----------

Average Revenue Per Guest Night .........     $ 605        $ 623        $ 636         $ 676         $ 698
Occupancy ...............................      83.5%        79.5%        78.5%         80.8%         82.5%
------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOAN:

o    The Canyon Ranch Mortgage Loan is a $95 million, ten-year fixed rate loan secured by a first mortgage on two Canyon Ranch health resort hotels and spas located in Tucson, Pima County, Arizona and Lenox, Berkshire County,
     Massachusetts. The loan is interest-only for the entire loan term and matures on February 1, 2015.

THE BORROWER:

o    The Canyon Ranch Borrower is CR Resorts, LLC, a Delaware limited liability company and a single purpose bankruptcy remote entity with at least one independent director for which Borrower's legal counsel has delivered a non-consolidation opinion. The Borrower is not a single asset entity as there are two properties under the CR Resorts, LLC ownership. Equity ownership is held 100% by Tucson/Lenox, LLC, a Delaware limited liability company, as the Sole Member of Borrower. Through a series of intermediate ownership levels, common equity ownership of Borrower is eventually held
     48% by Crescent Real Estate Equities Limited Partnership, and 52%
     collectively by the Cohen Group (Jerrold Cohen) and the Zuckerman Group
     (Melvin Zuckerman), all as Sponsors of the loan.

o    Canyon Ranch Holdings LLC, a Delaware limited liability company, owns all of the preferred membership interests of Borrower pursuant to a private placement. Certain consents of Canyon Ranch Holdings LLC shall be required for actions affecting its right, preference or privilege as a preferred membership holder, incurring indebtedness that exceeds the original Lender loan balance, entering into related party transactions, entering into certain merger or consolidation transactions and voluntary bankruptcy or insolvency filings. Certain customary repurchase, redemption and conversion provisions exist with respect to the preferred membership equity interests.

o    Established in 1994, Crescent Real Estate Equities Company (Crescent) is a
     publicly held real estate investment trust with assets and operations divided into four segments: Office, Resort/Hotel, Residential Development and Temperature-Controlled Logistics. The Office segment consists of 72 office properties located primarily in Dallas and Houston, with additional concentrations in Austin, Denver, Miami and Las Vegas. The Resort/Hotel
     segment consists of nine hospitality properties, including five luxury resorts and spas and four business-class hotels. The Residential
     Development segment consists of four residential development companies that own, in whole or in part, 23 residential development properties. The
     Temperature-Controlled Logistics segment consists of the company's unconsolidated 32% interest in 87 temperature-controlled properties.
     Crescent conducts its business through Crescent Real Estate Equities
     Limited Partnership, the Operating Partnership. Crescent reported net income of approximately $26.0 million in 2003.

o    The Cohen Group includes Mr. Jerrold Cohen or one or more immediate family members of Mr. Jerrold Cohen. Jerrold Cohen is the co-founder and CEO of
     Canyon Ranch. Mr. Cohen, a CPA, has provided consulting services for a number of resort hotels.

o    The Zuckerman Group includes Mr. Melvin Zuckerman or one or more immediate family members of Mr. Melvin Zuckerman. Melvin Zuckerman is the co-founder and Chairman of Canyon Ranch. Prior to co-founding Canyon Ranch, Mr.
     Zuckerman was a real estate developer in Southern Arizona for over 20 years.

THE PROPERTY:

o    The Canyon Ranch Mortgage Property consists of a fee simple interest in two properties containing a total of 119 buildings, 315 guest rooms, 717,292 net rentable square feet and situated on a total of approximately 148.6 acres.

--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       27

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                  CANYON RANCH
--------------------------------------------------------------------------------

o    Canyon Ranch Tucson is a 189-room health resort hotel and spa that can accommodate 259 guests per night. The improvements consist of 116 one- and two-story guest room buildings built in 1979 and most recently renovated in
     2004. The improvements contain a total of 267,292 square feet and are situated on approximately 52.50 acres.

o    Canyon Ranch Lenox is a 126-room health resort hotel and spa that can accommodate 212 guests per night. The improvements consist of three primary buildings built in two stages and most recently renovated in 1989. The first building was completed in 1897. The remaining two properties were built in 1989. The improvements contain a total of 450,000 square feet and are situated on 96.08 acres. The collateral also includes two employee housing properties: the Farmhouse is situated on 23.37 acres and the downtown residential property is situated on 2.00 acres. The total land area is approximately 121.45 acres.

o    The Canyon Ranch Borrower is generally required at its sole cost and expense to keep the Canyon Ranch Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o    Canyon Ranch Management, L.L.C., a Borrower related entity founded in 1980 and headquartered in Tucson, currently manages the two properties.

o    The Operating Tenant is CR Resorts Tenant Corp., a wholly owned and controlled subsidiary of the Borrower. The Operating Lease has an initial term of seven years expiring on January 1, 2012 and one renewal term of three years expiring on March 1, 2015. Payments under the Operating Lease during the initial term include a Base Rent and a Percentage Rent. Payments under the Operating Lease during the renewal term are based upon fair market rental value, determined using the same criteria that were used by
     Lessor and Lessee to determine the Base Rent and Percentage Rent with respect to the initial term, except to the extent that Lessor and Lessee determine that such criteria should be modified due to changes in economic conditions between the commencement date and the renewal date.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not Allowed.

--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       28

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                  CANYON RANCH
--------------------------------------------------------------------------------

                           [CANYON RANCH MAPS OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       29

                      (This Page Intentionally Left Blank)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                              REGENTS SQUARE I & II
--------------------------------------------------------------------------------

                    [REGENTS SQUARE I & II PICTURES OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       30

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                              REGENTS SQUARE I & II
--------------------------------------------------------------------------------

                           SIGNIFICANT MORTGAGE LOANS

REGENTS SQUARE I & II
--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:      $88,600,000

FIRST PAYMENT:                   July 1, 2005

TERM/AMORTIZATION:               82/0 months

INTEREST ONLY PERIOD:            82 months

MATURITY DATE:                   April 1, 2012

EXPECTED MATURITY BALANCE:       $88,600,000

BORROWING ENTITY:                Maguire Properties - Regents Square, LLC

INTEREST CALCULATION:            Actual/360

CALL PROTECTION:                 Lockout/Defeasance: 76 payments
                                 Open: 6 payments

UP-FRONT RESERVES:

  TAX/INSURANCE RESERVE:         Tax Only

  TI/LC RESERVE:                 $2,032,819

ONGOING RESERVES:

  TAX/INSURANCE RESERVE:         Tax Only

  TI/LC RESERVE:                 $12,810

LOCKBOX:                         Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            FINANCIAL INFORMATION(1)
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:            $88,600,000

CUT-OFF DATE LTV:                68.2%

MATURITY DATE LTV:               68.2%

UNDERWRITTEN DSCR:               1.62x

MORTGAGE RATE(2):                4.6145%
--------------------------------------------------------------------------------

(1)  The Cut-off Date Balance for the Regents Square I & II Whole Loan is
     $103,600,000. The Cut-off Date Balance for the Regent Square I & II B Note
     is $15,000,000. The Cut-off Date LTV and Maturity Date LTV for the Regent
     Square I & II Whole Loan is 79.7%. The underwritten DSCR on net cash flow for the Regents Square I & II Whole Loan is 1.24x. The Regents Square I &
     II Whole Loan Mortgage Rate is 5.1325%.

(2)  The interest rate was rounded to four decimal places.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
-------------------------------------------------------------------------------
PROPERTY TYPE:                  Office

PROPERTY SUB TYPE:              Suburban

LOCATION:                       La Jolla, CA

YEAR BUILT/RENOVATED:           1984/NAP

NET RENTABLE SQUARE FEET:       307,450

CUT-OFF BALANCE PER SF:         $288

OCCUPANCY AS OF 3/01/05:        87.1%

OWNERSHIP INTEREST:             Fee

PROPERTY MANAGEMENT:            Maguire Properties, L.P.

U/W NET CASH FLOW:              $6,700,027

APPRAISED VALUE:                $130,000,000
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       31

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                              REGENTS SQUARE I & II
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------
                                                              FULL YEAR         FULL YEAR         FULL YEAR
                                          UNDERWRITTEN        (12/31/04)        (12/31/03)        (12/31/02)
                                        ----------------   ---------------   ---------------   ---------------

Effective Gross Income .............      $ 11,195,299       $ 8,416,821       $ 6,888,593       $ 7,723,779
Total Expenses .....................      $  4,143,048       $ 3,707,755       $ 3,769,554       $ 3,689,473
Net Operating Income (NOI) .........      $  7,052,251       $ 4,709,066       $ 3,119,039       $ 4,034,306
Cash Flow (CF) .....................      $  6,700,027       $ 4,709,066       $ 3,119,039       $ 4,034,306
DSCR on NOI ........................              1.70x             1.14x             0.75x             0.97x
DSCR on CF .........................              1.62x             1.14x             0.75x             0.97x
--------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------
                                                    TENANT INFORMATION(1)
----------------------------------------------------------------------------------------------------------------------------
                                   RATINGS       TOTAL       % OF                 POTENTIAL    % OF POTENTIAL      LEASE
TOP TENANTS                      S&P/MOODY'S   TENANT SF   TOTAL SF   RENT PSF       RENT           RENT         EXPIRATION
-----------                      -----------   ---------   --------  ---------   ----------    --------------   ------------

MIRO Technologies ............    Not Rated      17,525       5.7%   $ 30.96     $  542,574          5.3%       06/30/2009
Massachusetts Mutual .........     AAA/Aa3       16,398       5.3%   $ 30.96     $  507,682          5.0%       10/31/2011
RBC Dain Rauscher ............     AA-/Aa2       13,487       4.4%   $ 42.52     $  573,467          5.6%       02/29/2008
Silvergate Bank ..............    Not Rated      13,112       4.3%   $ 31.92     $  418,535          4.1%       09/30/2011
City National Bank ...........     BBB+/A3       12,867       4.2%   $ 39.24     $  504,901          5.0%       07/31/2009
                                                 ------      ----                ----------         ----
Total ........................                   73,389      23.9%               $2,547,159         25.0%
----------------------------------------------------------------------------------------------------------------------------


(1)  Information obtained from Underwritten Rent Roll except for Ratings
     (S&P/Moody's) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance expense and reimbursement.



------------------------------------------------------------------------------------------------------------------
                                             LEASE ROLLOVER SCHEDULE(1)
------------------------------------------------------------------------------------------------------------------
                        # OF LEASES                       % OF       CUMULATIVE       CUMULATIVE       BASE RENT
YEAR OF EXPIRATION        EXPIRING      EXPIRING SF     TOTAL SF      TOTAL SF      % OF TOTAL SF       EXPIRING
------------------     -------------   -------------   ----------   ------------   ---------------   -------------

 2005 ..............          8            22,821           7.4%        22,821            7.4%        $  743,467
 2006 ..............          7            24,039           7.8%        46,860           15.2%        $  896,224
 2007 ..............          6            16,739           5.4%        63,599           20.7%        $  619,746
 2008 ..............         18            80,753          26.3%       144,352           47.0%        $2,608,954
 2009 ..............         13            59,788          19.4%       204,140           66.4%        $2,030,669
 2010 ..............          4            25,227           8.2%       229,367           74.6%        $  804,691
 2011 ..............          3            34,885          11.3%       264,252           85.9%        $1,097,787
 Vacant ............                       43,198          14.1%       307,450          100.0%        $1,394,419
                             --            ------         -----
 TOTAL .............         59           307,450         100.0%
------------------------------------------------------------------------------------------------------------------


(1)  Information obtained from Underwritten Rent Roll.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       32

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                              REGENTS SQUARE I & II
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------

The Regents Square I & II Mortgaged Property is currently occupied by 53 tenants ranging in size from 633 to 17,525 square feet. The five largest tenants representing 23.9% of the total net rentable square feet are:

o    MIRO TECHNOLOGIES (not rated) occupies 17,525 square feet (5.7% of sf, 5.3%
     of income) under a five-year lease expiring on June 30, 2009. The current rental rate psf of $30.96 increases to $31.92 on July 1, 2006, $32.88 on
     July 1, 2007 and $33.84 on July 1, 2008. There is one five-year option to renew the lease with the rental rate psf determined at the then fair market rental rate, but at no less than the rental rate in effect prior to the lease renewal option period. MIRO Technologies is a developer and supplier of ground-based maintenance, repair and overhaul (MRO) software systems that provide customers with maintenance workflow management, inventory control, repair order management, recording and forecasting capabilities and configuration management of high value assets. Clients include Lockheed
     Martin, Boeing, Department of Defense, US Air Force and Naval Air Systems
     Command. Since MIRO Technologies is privately held, no financial information is available.

o    MASSACHUSETTS MUTUAL LIFE INSURANCE (rated AAA by S&P and Aa1 by Moody's)
     occupies 16,398 square feet (5.3% of sf, 5.0% of income) under a seven-year lease expiring on October 31, 2011. The current rental rate psf of $30.00 increases annually by $0.96. There is one five-year option to renew the lease with the rental rate psf determined at the then fair market rental rate, but at no less than the rental rate in effect prior to the lease renewal option period. Massachusetts Mutual Life Insurance is a subsidiary of MassMutual Financial Group. MassMutual Financial Group is a global, financial services organization employing more than 27,000 employees and sales representatives located in approximately 1,800 offices worldwide serving more than 11 million clients. Products and services include mutual funds, money management, trust services, retirement planning products, life insurance, annuities, disability income insurance and long-term care insurance. As of the fiscal year ended December 31, 2004, MassMutual
     Financial Group reported revenue of approximately $18.7 billion and net income of $335.0 million.

o    RBC DAIN RAUSCHER (rated AA- by S&P and Aa2 by Moody's) occupies 13,487 square feet (4.4% of sf, 5.6% of income) under a 15-year lease expiring on
     February 29, 2008. The current rental rate psf of $40.88 increases to
     $42.52 on March 1, 2006 and $44.22 on March 1, 2007. There is one five-year option to renew the lease with the rental rate psf determined at 95% of the then fair market rental rate, but at no less than the rental rate in effect prior to the lease renewal option period. RBC Dain Rauscher is a subsidiary of Royal Bank of Canada. RBC Dain Rauscher is a full-service securities firm with more than 1,800 financial consultants and 5,000 employees. The company serves individual investors and businesses through 143 offices located in 40 states, and capital markets and correspondent clients in select United States and international markets. RBC Dain Rauscher has over
     700,000 customer accounts and more than $117 billion in assets under management. Royal Bank of Canada operates under the master brand RBC
     Financial Group and has five major business platforms. The company serves more than 12 million personal, business and public sector clients worldwide through 1,416 offices located in more than 30 countries. As of the fiscal year ended October 31, 2004, Royal Bank of Canada reported revenue of approximately $20.2 billion, net income of $2.3 billion and stockholder equity of $15.1 billion.

o    SILVERGATE BANK (not rated) occupies 13,112 square feet (4.3% of sf, 4.1%
     of income) under an eight-year lease expiring on September 30, 2011. The current rental rate psf of $31.92 increases annually by approximately 3.0%.
     There is one five-year option to renew the lease with the rental rate psf determined at the then fair market rental rate, but at no less than the rental rate in effect prior to the lease renewal option period. Silvergate
     Bank is a California-chartered, FDIC-insured financial institution specializing in commercial real estate lending. Silvergate Bank has approximately $500 million in assets.

o    CITY NATIONAL BANK (rated BBB+ by S&P and A3 by Moody's) occupies three spaces for a total of 12,867 square feet (4.2% of sf, 5.0% of income) under one six-year lease and two seven-year leases all expiring on July 31, 2009.
     The current rental rate psf of $39.24 increases to $40.68 on August 1,
     2006, $42.12 on August 1, 2007 and $43.56 on August 1, 2008. There is one
     five-year option to renew the lease with the rental rate psf determined at the then fair market rental rate, but at no less than the rental rate in effect prior to the lease renewal option period. City National Bank is a subsidiary of City National Corporation. City National Bank serves the entertainment and real estate industries, professionals and the growing business community in Southern California. City National Bank is an independent bank headquartered in California, with 52 offices, including 12 regional centers, located in Southern California, the San Francisco Bay
     Area and New York City. As of the fiscal year ended December 31, 2003, City
     National Corporation reported revenue of approximately $753.0 million, net income of $186.7 million and stockholder equity of $1.2 billion.

--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       33

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                              REGENTS SQUARE I & II
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOAN:

o    The Regents Square I & II Mortgage Loan is a $88.6 million, 82 month loan secured by a first mortgage on one nine-story, one eleven-story and one two-story office buildings containing a total of 307,450 net rentable square feet located approximately ten miles north of downtown San Diego,
     San Diego County, California. The loan is interest-only for the entire loan term and matures on April 1, 2012.

THE BORROWER:

o    The Regents Square I & II Borrower is Maguire Properties - Regents Square,
     LLC, a Delaware limited liability company and a single purpose bankruptcy remote entity with at least two independent directors for which Borrower's legal counsel has delivered a non-consolidation opinion. Equity ownership is held 100% by Maguire Properties Holdings II, LLC, a Delaware limited liability company, as the Sole Member of the Borrower. Through a series of intermediate ownership levels, equity ownership of the Borrower is eventually held by Maguire Properties, Inc. The Borrower Principal is
     Maguire Properties, L.P., a Maryland limited partnership.

o    Maguire Properties, Inc. is a real estate investment trust (REIT) that owns, manages, leases, acquires and develops commercial real estate.
     Maguire Properties, L.P. is the operating partnership. Maguire owns 21 commercial properties, primarily office with some retail, containing a total of approximately 14.5 million square feet. Notable properties include
     777 Tower, US Bank Tower, Gas Company Tower, Wells Fargo Tower, KPMG Tower
     and One California Plaza located in Los Angeles, Park Place Office Campus,
     Pacific Arts Plaza and Washington Mutual Irvine Campus located in Orange
     County, Wells Fargo Center located in Denver and One Renaissance Square located in Phoenix. Maguire also owns a 350-room Westin Hotel and three parking garages totaling 2,749 spaces. As of the fiscal year ended December
     31, 2004, Maguire Properties, Inc. reported revenue of approximately $326.7 million, net income of $33.5 million and stockholder equity of $537.4 million.

THE PROPERTY:

o    The Regents Square I & II Mortgage Property consists of a fee simple interest in one nine-story and one two-story office buildings containing a total of 307,450 net rentable square feet. The nine-story building was built in 1986, the eleven-story building was built in 1984 and the two-story building was built in 1994. The improvements are situated on approximately 4.94 acres.

o    The Regents Square I & II Borrower is generally required at its sole cost and expense to keep the Regents Square I & II Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o    Maguire Properties, L.P. manages the subject property. Maguire Properties,
     L.P., founded in 1965 and headquartered in Los Angeles, currently manages
     21 commercial properties, primarily office with some retail, containing a total of approximately 14.5 million square feet.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    $15,000.000 B Note held outside the trust.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not Allowed.

--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       34

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                              REGENTS SQUARE I & II
--------------------------------------------------------------------------------

                       [REGENTS SQUARE I & II MAP OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       35

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                              PHOENIX PLAZA I & II
--------------------------------------------------------------------------------

                     [PHOENIX PLAZA I & II PICTURES OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       36

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                              PHOENIX PLAZA I & II
--------------------------------------------------------------------------------

                           SIGNIFICANT MORTGAGE LOANS

PHOENIX PLAZA I & II
--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:         $77,000,000

FIRST PAYMENT:                      November 1, 2004

TERM/AMORTIZATION:                  60/0 months

INTEREST ONLY PERIOD:               60 months

MATURITY DATE:                      October 1, 2009

EXPECTED MATURITY BALANCE:          $77,000,000

BORROWING ENTITY:                   Phoenix Plaza PT, LLC

INTEREST CALCULATION:               Actual/360

CALL PROTECTION:                    Lockout/Defeasance: 54 payments
                                    Open: 6 payments

UP-FRONT RESERVES:

  IMMEDIATE REPAIR RESERVE:         $86,701

ONGOING RESERVES:

  REPLACEMENT RESERVE:              $9,285

LOCKBOX:                            Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:               $77,000,000

SHADOW RATING (S&P/MOODY'S):        AAA/Baa3

CUT-OFF DATE LTV:                   65.3%

MATURITY DATE LTV:                  65.3%

UNDERWRITTEN DSCR:                  3.19x

MORTGAGE RATE:                      4.5880%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                      Office

PROPERTY SUB TYPE:                  Central Business District

LOCATION:                           Phoenix, AZ

YEAR BUILT/RENOVATED:               1989/NAP

NET RENTABLE SQUARE FEET:           864,859

CUT-OFF BALANCE PER SF:             $89

OCCUPANCY AS OF 3/31/05(1):         86.7%

OWNERSHIP INTEREST:                 Fee

PROPERTY MANAGEMENT:                CB Richard Ellis

U/W NET CASH FLOW:                  $11,439,018

APPRAISED VALUE:                    $118,000,000
--------------------------------------------------------------------------------

(1)  Based on new leasing activity as of June 1, 2005, subject property is 93.9%
     leased.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       37

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                              PHOENIX PLAZA I & II
--------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------
                                          FINANCIAL INFORMATION
---------------------------------------------------------------------------------------------------------
                                                           FULL YEAR        FULL YEAR        FULL YEAR
                                        UNDERWRITTEN      (12/31/03)       (12/31/02)       (12/31/01)
                                      ---------------- ---------------- ---------------- ----------------

 Effective Gross Income .............    $22,242,907      $20,318,438      $20,709,356      $23,672,360
 Total Expenses .....................    $ 9,619,477      $ 9,883,541      $ 9,728,264      $ 9,545,623
 Net Operating Income (NOI) .........    $12,623,430      $10,434,897      $10,981,092      $14,126,737
 Cash Flow (CF) .....................    $11,439,018      $10,434,897      $10,981,092      $14,126,737
 DSCR on NOI ........................           3.52x            2.91x            3.07x            3.94x
 DSCR on CF .........................           3.19x            2.91x            3.07x            3.94x
---------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
                                                           TENANT INFORMATION(1)
------------------------------------------------------------------------------------------------------------------------------------
                                             RATINGS       TOTAL       % OF                 POTENTIAL    % OF POTENTIAL     LEASE
TOP TENANTS                                S&P/MOODY'S   TENANT SF   TOTAL SF   RENT PSF       RENT           RENT        EXPIRATION
-----------                               ------------- ----------- ---------- ---------- ------------- ---------------- -----------

 International Business Machines Corp ...     A+/A1        96,075       11.1%  $ 29.89     $ 2,871,447         14.0%     09/30/2010
 Perkins Coie Brown & Bain ..............   Not Rated      93,002       10.8%  $ 22.57     $ 2,099,049         10.2%     04/30/2007
 AIG ....................................    AA+/Aa2       86,569       10.0%  $ 19.50     $ 1,688,096          8.2%     06/30/2015
 Jones Skelton & Hochuli ................   Not Rated      59,863        6.9%  $ 21.13     $ 1,264,821          6.1%     08/31/2011
 Osborn Maledon .........................   Not Rated      49,655        5.7%  $ 19.00     $   943,444          4.6%     04/30/2007
 Mariscal Weeks et al ...................   Not Rated      49,209        5.7%  $ 20.00     $   984,180          4.8%     01/31/2009
 Bowman & Brooke, LLP ...................   Not Rated      45,338        5.2%  $ 30.26     $ 1,371,958          6.7%     06/30/2014
                                                          -------       ----               -----------
 TOTAL ..................................                 479,711       55.5%              $11,222,994         54.5%
------------------------------------------------------------------------------------------------------------------------------------



(1)  Information obtained from Underwritten Rent Roll except for Ratings
     (S&P/Moody's) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance expense and reimbursement.



-------------------------------------------------------------------------------------------------------
                                      LEASE ROLLOVER SCHEDULE(1)
-------------------------------------------------------------------------------------------------------
                      # OF LEASES                 % OF TOTAL   CUMULATIVE   CUMULATIVE %    BASE RENT
YEAR OF EXPIRATION      EXPIRING    EXPIRING SF       SF        TOTAL SF     OF TOTAL SF     EXPIRING
------------------   ------------- ------------- ------------ ------------ -------------- -------------

 2005 ..............       10          65,275          7.5%       65,275          7.5%     $1,662,083
 2006 ..............       13          49,772          5.8%      115,047         13.3%     $1,168,560
 2007 ..............       26         209,302         24.2%      324,349         37.5%     $4,830,005
 2008 ..............       11          39,275          4.5%      383,624         42.0%     $  774,080
 2009 ..............       16          96,833         11.2%      480,457         53.2%     $1,902,229
 2010 ..............       11         106,385         12.3%      566,842         65.5%     $3,054,035
 2011 ..............       10          71,523          8.3%      638,365         73.8%     $1,503,851
 2012 ..............        5          29,520          3.4%      667,885         77.2%     $  447,446
 2014 ..............        5          45,338          5.2%      713,223         82.5%     $1,371,958
 2015 ..............        4          86,569         10.0%      799,792         92.5%     $1,688,096
 2049 ..............        1               9          0.0%      799,801         92.5%     $       --
 Vacant ............                   65,058          7.5%      864,859        100.0%     $2,172,836
                          ---         -------        -----
 TOTAL .............      112         864,859        100.0%
-------------------------------------------------------------------------------------------------------


(1)  Information obtained from Underwritten Rent Roll.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       38

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                              PHOENIX PLAZA I & II
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------
The Phoenix Plaza I & II Mortgaged Property is currently occupied by 47 tenants with the largest tenant occupying 96,075 net rentable square feet. The seven largest tenants representing 55.5% of the total net rentable square feet are:

o    INTERNATIONAL BUSINESS MACHINES CORP. (NYSE "IBM") (rated A+ by S&P and A1 by Moody's) occupies ten spaces for a total of 96,075 square feet (11.1% of sf, 14.0% of income) under two leases with expiration dates ranging from
     July 31, 2005 to September 30, 2010. The current blended rental rate psf of
     $29.89. There are two five-year options to renew the lease with the rental rate psf determined at 95% of the then fair market rental rate. IBM is an information technology company operating six major segments: financial services, public, industrial, distribution, communications, and small and medium businesses. IBM conducts business in over 170 countries and employs approximately 329,000 people. As of the fiscal year ended December 31,
     2004, IBM reported revenue of approximately $96.3 billion, net income of
     $8.4 billion and stockholder equity of $29.7 billion.

o    PERKINS COIE BROWN & BAIN (not rated) occupies nine spaces for a total of
     93,002 square feet (10.8% of sf, 10.2% of income) under an 18-year lease expiring on April 30, 2007. The blended rental rate psf of $22.57 remains constant during the remaining initial lease term. There are two five-year options to renew the lease with the rental rate psf determined at the then fair market rental rate. Brown & Bain, a law firm founded in 1960, specializes in intellectual property and commercial litigation. Brown &
     Bain's clients include Intel, Cypress Semiconductor, Maxim Integrated
     Products, Microchip Technology, Vitesse Semiconductor, Honeywell
     International, United Technologies, PricewaterhouseCoopers, Newmont Mining
     Corporation, Phelps Dodge, Best Western International, America West
     Airlines and GAF. Brown & Bain merged with the Seattle-based Perkins Coie law firm effective July 1, 2004. The combined firm is now known as Perkins
     Coie Brown & Bain.

o    AMERICAN INTERNATIONAL GROUP, INC. (NYSE "AIG") (rated "AA+" by S&P and rated "Aa2" by Moody's) occupies approximately 86,569 square feet (10.0% of sf, 8.2% of income) under a 10-year lease expiring June 30, 2015. AIG is an international insurance and financial services organization. Member companies serve commercial, institutional and individual customers through worldwide property-casualty and life insurance networks. In the United
     States, AIG companies are underwriters of commercial, industrial and life insurance. Global businesses include financial services and asset management. Financial services businesses include aircraft leasing, financial products, trading and market making. Asset management services include individual and institutional markets, with specialized investment management capabilities in equities, fixed income, alternative investments and real estate. AIG employs approximately 92,000 people. As of the fiscal year ended December 31, 2003, AIG reported revenue of approximately $81.3 billion, net income of $9.3 billion and stockholder equity of $71.4 billion.

o    JONES SKELTON & HOCHULI (not rated) occupies nine spaces for a total of
     59,863 sf (6.9% of sf, 6.1% of income) under a 20-year lease expiring on
     August 31, 2011. The current blended rental rate psf of $21.13 increases to
     $23.50 on September 1, 2005 and $24.50 on September 1, 2008. There is one
     five-year option to renew the lease with the rental rate psf determined at the then fair market rental rate. Jones Skelton & Hochuli, a law firm founded in 1983, specializes in insurance matters and litigation, as well as other practice areas related to business, corporate and government law.

o    OSBORN MALEDON (not rated) occupies four spaces for a total of 49,655 square feet (5.7% of sf, 4.6% of income) under an eight-year lease expiring on April 30, 2007. The rental rate psf of $19.00 remains constant during the remaining initial lease term. There is one three-year option to renew the lease with the rental rate psf determined at the then fair market rental rate. Osborn Maledon, a law firm, specializes in litigation, business and general counsel solutions. Practice areas include administrative and regulatory law, antitrust and trade regulation, corporate and securities, emerging ventures, employment law and executive compensation, general counsel services, indian law, media and communications, mergers, acquisitions and strategic acquisitions, real estate, software, technology and intellectual property, venture capital, angel financings and private placements.

o    MARISCAL WEEKS ET AL (not rated) occupies six spaces for a total of 49,209 square feet (5.7% of sf, 4.8% of income) under a five-year lease renewal option period expiring on January 31, 2009. The current rental rate psf of
     $20.00 increases to $20.25 on February 1, 2006 and $20.50 on February 1,
     2007. There remains one five-year option to renew the lease with the rental rate psf determined at 90% of the then fair market rental rate. Mariscal
     Weeks, a law firm founded in 1975, specializes in civil litigation and transactional practice. Civil litigation includes commercial and real estate, including federal, state and administrative proceedings involving securities, antitrust, bankruptcy, construction, insurance, employment, land use, municipal, eminent domain, personal injury and environmental.
     Transactional practice includes real estate development, financing, acquisition and leasing, business organization and financing, tax, estate planning and asset protection.

o    BOWMAN & BROOKE, LLP (not rated) occupies approximately 45,338 square feet
     (5.2% of sf, 6.7% of income) under a 20-year lease expiring June 30, 2014.
     Bowman & Brooke, LLP is a firm of trial lawyers with six offices nationwide. Their practice areas include product liability, employment, construction, intellectual property and some commercial litigation. Their clients include Fortune 500 companies with offices, plants, products and customers worldwide: General Motors Corporation, Ford Motor Company,
     Toyota, Ecolab, Honda, Polaris, H.B. Fuller, Makita, Kawasaki, Nissan,
     Whirlpool, Wagner, Allegiance Healthcare and others.

--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       39

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                              PHOENIX PLAZA I & II
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOAN:

o    The Phoenix Plaza I & II Mortgage Loan is a $77 million, 5-year fixed rate loan secured by a first mortgage on two 20-story office buildings and one three-story retail building containing a total of 864,859 net rentable square feet located in the Phoenix central business district, Maricopa
     County, Arizona. The loan is interest-only for the entire loan term and matures on October 1, 2009.

THE BORROWER:

o    The Phoenix Plaza I & II Borrower is Phoenix Plaza PT, LLC, a Delaware
     limited liability company and a single purpose bankruptcy remote entity with at least two independent managers for which Borrower's legal counsel has delivered a non-consolidation opinion. Equity ownership is held 100% by
     General Electric Pension Trust (GEPT), a New York common law trust, as the
     Sole Member and Managing Manager of Borrower and the Sponsor of the loan.

o    GEPT has $38 billion in assets and $2.3 billion invested in commercial real estate. The advisor is GE Asset Management (GEAM), a wholly owned subsidiary of General Electric Company. GEAM currently manages investment funds in excess of $176 billion. GEAM and affiliated entities have been managing investments for General Electric's employee pension and benefit plans since the 1920s.

THE PROPERTY:

o    The Phoenix Plaza I & II Mortgage Property consists of a fee simple interest in two 20-story office buildings and one three-story retail building containing a total of 864,859 net rentable square feet. The property was built in phases from 1989 to 1990 and is situated on approximately 7.76 acres.

o    The Phoenix Plaza I & II Borrower is generally required at its sole cost and expense to keep the Phoenix Plaza I & II Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o    CB Richard Ellis, Inc. (CBRE) manages the subject property. CBRE, a third party independent company founded in 1906 and headquartered in Los Angeles, currently manages 989 million square feet of commercial real estate. CBRE has nearly 17,000 employees located in more than 300 offices in 50 countries.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not Allowed.

--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       40

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                              PHOENIX PLAZA I & II
--------------------------------------------------------------------------------

                       [PHOENIX PLAZA I & II MAP OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       41

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                589 FIFTH AVENUE
--------------------------------------------------------------------------------

                       [589 FIFTH AVENUE PICTURES OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       42

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                589 FIFTH AVENUE
--------------------------------------------------------------------------------

                           SIGNIFICANT MORTGAGE LOANS

589 FIFTH AVENUE
--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:         $73,500,000

FIRST PAYMENT:                      June 1, 2005

TERM/AMORTIZATION:                  120/0 months

INTEREST ONLY PERIOD:               120 months

MATURITY DATE:                      May 1, 2015

EXPECTED MATURITY BALANCE:          $73,500,000

BORROWING ENTITY:                   589 Fifth TIC I LLC,
                                    589 Fifth TIC II LLC,
                                    Fifth Avenue Retail LLC &
                                    Jewelry Space of Fifth LLC

INTEREST CALCULATION:               Actual/360

CALL PROTECTION:                    Lockout/Defeasance: 117 payments
                                    Open: 3 payments
UP-FRONT RESERVES:

  TAX/INSURANCE RESERVE:            Tax Only

  OTHER RESERVE:                    $732,000

  TI/LC RESERVE:                    $2,976,000

ONGOING RESERVES:

  TAX/INSURANCE RESERVE:            Tax Only

  REPLACEMENT RESERVE:              $4,130

LOCKBOX:                            Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:               $73,500,000

CUT-OFF DATE LTV:                   70.0%

MATURITY DATE LTV:                  70.0%

UNDERWRITTEN DSCR:                  1.57x

MORTGAGE RATE:                      5.4815%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                      Office

PROPERTY SUB TYPE:                  Central Business District

LOCATION:                           New York, NY

YEAR BUILT/RENOVATED:               1954/1989

NET RENTABLE SQUARE FEET:           164,944

CUT-OFF BALANCE PER SF:             446

OCCUPANCY AS OF 4/01/05:            98.2%

OWNERSHIP INTEREST:                 Fee

PROPERTY MANAGEMENT:                Western Management Corporation

U/W NET CASH FLOW:                  $6,396,979

APPRAISED VALUE:                    $105,000,000
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       43

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                589 FIFTH AVENUE
--------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------
                                               FINANCIAL INFORMATION
-----------------------------------------------------------------------------------------------------------------
                                                              FULL YEAR          FULL YEAR          FULL YEAR
                                         UNDERWRITTEN        (12/31/04)         (12/31/03)         (12/31/02)
                                       ----------------   ----------------   ----------------   ----------------

Effective Gross Income .............      $12,194,611        $11,761,674        $11,423,310        $11,016,078
Total Expenses .....................      $ 5,353,853        $ 4,867,405        $ 4,666,137        $ 4,082,257
Net Operating Income (NOI) .........      $ 6,840,758        $ 6,894,268        $ 6,757,174        $ 6,933,821
Cash Flow (CF) .....................      $ 6,396,979        $ 6,798,009        $ 6,623,752        $ 6,893,547
DSCR on NOI ........................             1.67x              1.69x              1.65x              1.70x
DSCR on CF .........................             1.57x              1.66x              1.62x              1.69x
-----------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------
                                                     TENANT INFORMATION(1)
-----------------------------------------------------------------------------------------------------------------------------

                             RATINGS         TOTAL         % OF                     POTENTIAL      % POTENTIAL       LEASE
TOP TENANTS                S&P/MOODY'S     TENANT SF     TOTAL SF     RENT PSF         RENT            RENT        EXPIRATION
----------------------    -------------   -----------   ----------   ----------   -------------   -------------   -----------

Washington Mutual.....        A-/A3          37,918        23.0%       $ 71.80      $2,722,679         34.2%       09/30/2012
I.G.I. ...............      Not Rated        21,183        12.8%       $ 51.83      $1,098,000         13.8%       07/31/2015
                                             ------        ----                     ----------         ----
TOTAL ................                       59,101        35.8%                    $3,820,679         48.0%
-----------------------------------------------------------------------------------------------------------------------------

(1)  Information obtained from Underwritten Rent Roll except for Ratings
     (S&P/Moody's) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance expense and reimbursement.



-----------------------------------------------------------------------------------------------------------------
                                             LEASE ROLLOVER SHEET(1)
-----------------------------------------------------------------------------------------------------------------
                        # OF LEASES                       % OF       CUMULATIVE       CUMULATIVE       BASE RENT
YEAR OF EXPIRATION        EXPIRING      EXPIRING SF     TOTAL SF       TOTAL SF     % OF TOTAL SF       EXPIRING
------------------     -------------   -------------   ----------   ------------   ---------------   ------------

2005 ..............           7             9,542           5.8%         9,542            5.8%          370,912
2006 ..............          20            21,668          13.1%        31,210           18.9%        1,145,296
2007 ..............           1             1,726           1.0%        32,936           20.0%           92,099
2008 ..............          11            18,197          11.0%        51,133           31.0%          757,371
2009 ..............          10            13,155           8.0%        64,288           39.0%          401,937
2010 ..............           9             9,490           5.8%        73,778           44.7%          313,883
2012 ..............           3            37,918          23.0%       111,696           67.7%        2,722,679
2013 ..............           3             2,270           1.4%       113,966           69.1%           85,625
2014 ..............           3            11,554           7.0%       125,520           76.1%          423,161
2015 ..............           3            29,684          18.0%       155,204           94.1%        1,336,839
MTM ...............           2             2,990           1.8%       158,194           95.9%           93,976
Vacant ............                         6,750           4.1%       164,944          100.0%          219,645
                             --           -------         -----
TOTAL .............          72           164,944         100.0%
-----------------------------------------------------------------------------------------------------------------


(1)  Information obtained from Underwritten Rent Roll.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       44

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                589 FIFTH AVENUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------

The 589 Fifth Avenue Mortgaged Property is currently 98.2% leased by 70 tenants at an average lease rate of $48.95 per square foot. The two largest tenants representing 35.8% of the total net rentable area, are:

o    WASHINGTON MUTUAL (NYSE: WM; rated A-- by S&P and A3 by Moody's) Washington
     Mutual occupies 37,918 square feet 23.0% of NRA on 3 floors. It contributes
     $2,722,679 to the base rental income (34.2%). Washington Mutual is a lending institution that currently operates more than 2,400 retail banking, mortgage lending, commercial banking and financial services offices throughout the US. As of fiscal year end December 31, 2004 the company had stockholder equity of $21.23 billion.

o    INTERNATIONAL GEMOLOGICAL INSTITUTE, INC. ("IGI") (not rated) IGI occupies
     21,183 square feet (12.8% of NRA) on 3 floors. It contributes $1,098,000 to the base rental income (13.8%). The tenant has signed a ten-year renewal at a gross equivalent of $51.83 per square foot. IGI is established in
     Antwerp, New York, Mumbai, Bangkok, Tokyo, Toronto, Los Angeles, Dubai, Tel
     Aviv, Cavalese and Seoul.

--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       45

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                589 FIFTH AVENUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOAN:

o    The 589 Fifth Avenue Mortgage Loan is a $73.5 million, 10-year fixed rate loan secured by a first mortgage on a 17-story, 164,944 square foot office building with ground floor retail space located in the Diamond District of
     Midtown Manhattan in New York City. The loan is interest-only for the entire loan term and matures on May 1, 2015.

THE BORROWER:

o    The 589 Fifth Avenue Borrower is owned by two entities as tenants-in-common
     ("TIC"), each of which are Borrowers on the loan. There are also two additional Borrowers on the loan. 589 Fifth TIC I LLC, 589 Fifth TIC II
     LLC, Fifth Avenue Retail LLC and Jewelry Space on Fifth LLC, all Delaware
     limited liability companies and single purpose entities, are the Borrowers.
     Through a series of intermediate ownership levels, equity ownership in the
     Borrowers is ultimately held by Western Heritage Investment Company (US)
     Ltd. ("WHIC (US)"), a Delaware corporation (50.0%), PAM 589 LLC, a New York limited liability company (25.05%) and Mactaggart family investors
     (24.95%). All of the Borrowers are controlled by WHIC (US), a wholly owned subsidiary of its U.K. parent company, Western Heritable Investment Co.
     (UK) Ltd. ("WHIC (UK"). WHIC (US) is the Borrower Principal.

o    WHIC (US) was established in 1983 as the primary investment vehicle for
     Western Heritable's North American operations. Since its inception, WHIC
     (US) has maintained an active acquisition and development program concentrated in the greater New York metropolitan area. WHIC (US) controls four major buildings totaling over 400,000 square feet, with 400 diamond and jewelry tenants. Principal assets controlled by WHIC (US) include 55
     West 47th Street, 576-578 Fifth Avenue, and 590 Fifth Avenue, which are predominantly used for tenants in the jewelry industry. For the year ended
     December 31, 2004, WHIC (US) had stockholder equity of $14.3 million.

THE PROPERTY:

o    The 589 Fifth Avenue Mortgaged Property consists of a fee simple interest in one 17-story, 164,944 rentable square feet office building located in the Diamond District of Midtown Manhattan in New York City. The 589 Fifth
     Avenue Mortgaged Property was built in 1954 and most recently renovated in
     1989.

o    The 589 Fifth Avenue Mortgaged Property is located on a 0.26-acre parcel and is currently 98.2% leased. The 164,944 square foot building includes ground level retail and is within walking distance of Penn Station, Grand
     Central Station and Times Square subway service.

o    The 589 Fifth Avenue Borrower, at its sole cost and expense, is required to keep the 589 Fifth Avenue Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy without an exclusion for acts of terrorism or similar acts of sabotage.

PROPERTY MANAGEMENT:

o    The property is managed by Western Management Corporation ("WMC"), a related Delaware corporation. WMC was established in 1986 as a wholly owned subsidiary of Western Heritable Investment Co., and provides full service property management to the subject property as well as 576 Fifth Avenue and
     55 West 47th Street. The services include property management, leasing, billing and collection for the approximately 600 tenants, payroll for management and building employees and the 40 Reliant Security personnel, monthly financial reporting to the individual partnerships, construction and project management services. WMC's main office is located at the subject, with a second satellite office at 55 west 47th Street.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not Allowed.

--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       46

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                589 FIFTH AVENUE
--------------------------------------------------------------------------------

                         [589 FIFTH AVENUE MAP OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       47

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                     AMERICAN EXPRESS BUILDING - MINNEAPOLIS
--------------------------------------------------------------------------------

           [AMERICAN EXPRESS BUILDING - MINNEAPOLIS PICTURES OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       48

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                     AMERICAN EXPRESS BUILDING - MINNEAPOLIS
--------------------------------------------------------------------------------

                           SIGNIFICANT MORTGAGE LOANS

AMERICAN EXPRESS BUILDING - MINNEAPOLIS
--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:      $56,050,000

FIRST PAYMENT:                   February 1, 2005

TERM/AMORTIZATION:               60/0 months

INTEREST ONLY PERIOD:            60 months

MATURITY DATE:                   January 1, 2015 (Maturity)
                                 January 1, 2010 (ARD)

EXPECTED MATURITY BALANCE:       $56,050,000

BORROWING ENTITY:                Inland Western Minneapolis 3rd Avenue, L.L.C.

INTEREST CALCULATION:            30/360

CALL PROTECTION:                 Lockout: 23 payments
                                 GRTR 1% PPMT or
                                 Yield Maintenance: 35 payments
                                 Open: 2 payments

LOCKBOX:                         Springing
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:            $56,050,000

SHADOW RATING (S&P/MOODY'S):     BBB-/Baa1

CUT-OFF DATE LTV:                59.0%

MATURITY DATE LTV:               59.0%

UNDERWRITTEN DSCR:               2.44x

MORTGAGE RATE:                   4.2675%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                   Office

PROPERTY SUB TYPE:               Single Tenant Credit

LOCATION:                        Minneapolis, MN

YEAR BUILT/RENOVATED:            1989/NAP

NET RENTABLE SQUARE FEET:        541,542

CUT-OFF BALANCE PER SF:          $104

OCCUPANCY AS OF 2/28/05:         100.0%

OWNERSHIP INTEREST:              Fee

PROPERTY MANAGEMENT:             Inland US Management LLC

U/W NET CASH FLOW:               $5,836,359

APPRAISED VALUE:                 $95,000,000
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       49

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                     AMERICAN EXPRESS BUILDING - MINNEAPOLIS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------

                                                                  UNDERWRITTEN
                                                                 --------------
EFFECTIVE GROSS INCOME .....................................      $ 6,013,310
TOTAL EXPENSES .............................................      $    60,133
NET OPERATING INCOME (NOI) .................................      $ 5,953,177
CASH FLOW (CF) .............................................      $ 5,836,359
DSCR ON NOI ................................................             2.49x
DSCR ON CF .................................................             2.44x
--------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                               TENANT INFORMATION(1)
----------------------------------------------------------------------------------------------------------------------
                               RATINGS       TOTAL       % OF                 POTENTIAL    % OF POTENTIAL     LEASE
TOP TENANTS                  S&P/MOODY'S   TENANT SF   TOTAL SF   RENT PSF       RENT           RENT        EXPIRATION
-----------                 ------------- ----------- ---------- ---------- ------------- ---------------- -----------

American Express .........      A+/A1       541,542      100.0%    $11.39     $6,167,497       100.0%       11/30/2014
                                            -------      -----                ----------       -----
TOTAL ....................                  541,542      100.0%               $6,167,497       100.0%
----------------------------------------------------------------------------------------------------------------------


(1)  Information obtained from Underwritten Rent Roll except for Ratings
     (S&P/Moody's) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance expense and reimbursement.



------------------------------------------------------------------------------------------------------
                                      LEASE ROLLOVER SCHEDULE(1)
------------------------------------------------------------------------------------------------------
                      # OF LEASES                   % OF     CUMULATIVE     CUMULATIVE     BASE RENT
YEAR OF EXPIRATION      EXPIRING    EXPIRING SF   TOTAL SF    TOTAL SF    % OF TOTAL SF     EXPIRING
------------------   ------------- ------------- ---------- ------------ --------------- -------------

 2014 ..............       1          541,542       100.0%     541,542         100%        $6,167,497
                           -          -------       -----
 TOTAL .............       1          541,542       100.0%
------------------------------------------------------------------------------------------------------


(1)  Information obtained from Underwritten Rent Roll.

--------------------------------------------------------------------------------
                          SUMMARY OF SIGNIFICANT TENANT
--------------------------------------------------------------------------------

o    AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY (AMERICAN EXPRESS) (rated
     A+ by S&P and A1 by Moody's) occupies 100% of the subject property under a ten-year lease expiring on November 30, 2014. The current rental rate psf of $11.39 increases to $11.96 in lease years six to ten. There are six five-year options to renew the lease with the rental rate psf increasing to
     $12.56, $13.18 and $13.85 in the first, second and third lease renewal option periods, respectively, and to 95% of the then fair market rental rate in each of the three remaining lease renewal option periods. The lease is NNN with American Express paying all expenses. American Express is primarily engaged in the business of providing travel-related services, financial advisory services and international banking services throughout the world. Travel Related Services products and services include charge cards, cardmember lending products, travelers' checks, and corporate and consumer travel services. Financial Advisors products and services include financial planning and advice, investment advisory services and a variety of products, including insurance and annuities, investment certificates and mutual funds. American Express Bank products and services include providing private, financial institution, corporate banking and personal financial services, and global trading. As of the fiscal year ended December 31,
     2004, American Express reported revenue of approximately $29.1 billion, net income of $3.4 billion and stockholder equity of $16.0 billion.

--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       50

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                     AMERICAN EXPRESS BUILDING - MINNEAPOLIS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOAN:

The American Express Building Mortgage Loan is a $56.05 million, five-year fixed rate loan secured by a first mortgage on an eight-story office building containing 541,542 net rentable square feet located in downtown Minneapolis,
Hennepin County, Minnesota. The loan is structured as an interest-only loan with hyper-amortization if the loan is not repaid by the anticipated repayment date,
January 1, 2010. The final maturity date of the loan is January 1, 2015.

THE BORROWER:

o    The American Express Building Borrower is Inland Western Minneapolis 3rd
     Avenue, L.L.C., a Delaware limited liability company and a single purpose bankruptcy remote entity with at least one independent director for which
     Borrower's legal counsel has delivered a non-consolidation opinion. Equity ownership is held 100% by Inland Western Retail Real Estate Trust, Inc.
     (Inland Western), a Maryland corporation, as the Sole Member of Borrower and the Borrower Principal.

o    The Inland Real Estate Group of Companies Inc. (Inland), the parent company of Inland Western, is comprised of independent real estate investment and financial companies doing business nationwide. Inland has 35 years of experience specializing in investment, property management, commercial real estate brokerage, land development, acquisition and mortgage lending.
     Inland is a self-administered Real Estate Investment Trust (REIT) based in
     Oak Brook (Chicago), Illinois. The REIT owns, acquires and manages mostly neighborhood and community retail centers. Inland currently owns and manages a portfolio containing a total of approximately 95.0 million square feet located in 41 states.

o    Inland Western currently owns and manages a portfolio of approximately 140 properties containing a total of 24.4 million square feet located in over
     30 states. As of December 31, 2004, Inland Western reported stockholder's equity of $1.9 billion.

THE PROPERTY:

o    The American Express Building Mortgage Property consists of a fee simple interest in an eight-story, Class A central business district office building containing 541,542 net rentable square feet. The property was built in 1989 and is situated on approximately 2.50 acres.

o    The American Express Building Borrower is generally required at its sole cost and expense to keep the American Express Building Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o    Inland US Management LLC (Inland US) manages the subject property. Inland
     US, a Borrower related entity founded in 2003 and headquartered in Oak
     Brook (Chicago), Illinois, currently manages 74 commercial real estate properties totaling approximately 13.0 million square feet located in 19 states across the country. Inland US performs asset management services and
     The Trammell Crow Company provides day-to-day property management services for the subject property on behalf of American Express.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not Allowed.
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       51

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                     AMERICAN EXPRESS BUILDING - MINNEAPOLIS
--------------------------------------------------------------------------------

              [AMERICAN EXPRESS BUILDING - MINNEAPOLIS MAP OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       52

                      (This Page Intentionally Left Blank)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                              CLARK OFFICE BUILDING
--------------------------------------------------------------------------------

                    [CLARK OFFICE BUILDING PICTURES OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       53

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                              CLARK OFFICE BUILDING
--------------------------------------------------------------------------------

                           SIGNIFICANT MORTGAGE LOANS

CLARK OFFICE BUILDING
--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:        $51,000,000

FIRST PAYMENT:                     May 1, 2005

TERM/AMORTIZATION:                 120/300 months

MATURITY DATE:                     April 1, 2015

EXPECTED MATURITY BALANCE:         $38,315,809

BORROWING ENTITY:                  COB Investments LLC

INTEREST CALCULATION:              Actual/360

CALL PROTECTION:                   Lockout/Defeasance: 117 payments
                                   Open: 3 payments

UP-FRONT RESERVES:

  TAX/INSURANCE RESERVE:           Tax Only

  TI/LC RESERVE:                   $700,000

ONGOING RESERVES:

  TAX/INSURANCE RESERVE:           Tax Only

LEASE RESERVE(1):                  Springing

LOCKBOX:                           Hard
--------------------------------------------------------------------------------
(1)  Lease reserve requirement commences on July 31, 2011 if Clark Enterprises does not renew its lease on or before July 31, 2011.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:              $50,836,429

CUT-OFF DATE LTV:                  58.1%

MATURITY DATE LTV:                 43.8%

UNDERWRITTEN DSCR:                 1.36x

MORTGAGE RATE:                     5.0370%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                     Office

PROPERTY SUB TYPE:                 Suburban

LOCATION:                          Bethesda, MD

YEAR BUILT/RENOVATED:              1984/NAP

NET RENTABLE SQUARE FEET:          296,285

CUT-OFF BALANCE PER SF:            $172

OCCUPANCY AS OF 4/14/05:           98.1%

OWNERSHIP INTEREST:                Fee

PROPERTY MANAGEMENT:               Carr Real Estate Services, Inc.

U/W NET CASH FLOW:                 $4,886,239

APPRAISED VALUE:                   $87,500,000
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       54

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                              CLARK OFFICE BUILDING
--------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------
                                       FINANCIAL INFORMATION
----------------------------------------------------------------------------------------------------
                                                        FULL YEAR       FULL YEAR       FULL YEAR
                                       UNDERWRITTEN     (12/31/04)      (12/31/03)      (12/31/02)
                                      -------------- --------------- --------------- ---------------

 Effective Gross Income .............   $8,746,776      $4,743,143      $7,006,644      $9,107,138
 Total Expenses .....................   $3,338,516      $2,533,846      $2,103,212      $2,723,980
 Net Operating Income (NOI) .........   $5,408,261      $2,209,297      $4,903,432      $6,383,158
 Cash Flow (CF) .....................   $4,886,239      $2,209,297      $4,726,937      $6,260,407
 DSCR on NOI ........................         1.51x           0.62x           1.37x           1.78x
 DSCR on CF .........................         1.36x           0.62x           1.32x           1.74x
----------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------------------------------------
                                                     TENANT INFORMATION(1)
---------------------------------------------------------------------------------------------------------------------------
                                      RATINGS       TOTAL       % OF                 POTENTIAL    % POTENTIAL     LEASE
            TOP TENANTS             S&P/MOODY'S   TENANT SF   TOTAL SF   RENT PSF       RENT          RENT      EXPIRATION
---------------------------------- ------------- ----------- ---------- ---------- ------------- -------------  ----------

 Clark Enterprises, Inc. .........   Not Rated     121,387       41.0%   $ 24.50     $2,973,590       34.4%     07/31/2009
 Reed Elsevier, Inc. .............     A-/NR        49,013       16.5%   $ 33.94     $1,663,305       19.3%     02/01/2010
 Morgan Stanley ..................     A+/Aa3       19,492        6.6%   $ 32.80     $  639,338        7.4%     09/30/2010
                                                   -------       ----                ----------       ----
 TOTAL ...........................                 189,892       64.1%               $5,276,233       61.1%
---------------------------------------------------------------------------------------------------------------------------

(1)  Information obtained from Underwritten Rent Roll except for Ratings
     (S&P/Moody's) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance expense and reimbursement.



------------------------------------------------------------------------------------------------------------------
                                                LEASE ROLLOVER SHEET(1)
------------------------------------------------------------------------------------------------------------------
                              # OF          EXPIRING       % OF       CUMULATIVE       CUMULATIVE       BASE RENT
 YEAR OF EXPIRATION     LEASES EXPIRING        SF        TOTAL SF      TOTAL SF      % OF TOTAL SF      EXPIRING
--------------------   -----------------   ----------   ----------   ------------   ---------------   ------------

 2006 ..............            1             1,372          0.5%         1,372             0.5%          38,975
 2007 ..............            1             4,209          1.4%         5,581             1.9%         133,741
 2008 ..............            1             3,003          1.0%         8,584             2.9%         100,355
 2009 ..............            4            40,753         13.8%        49,337            16.7%       1,248,304
 2010 ..............            4            68,505         23.1%       117,842            39.8%       2,302,643
 2012 ..............            7           111,103         37.5%       228,945            77.3%       2,761,442
 2013 ..............            1            15,283          5.2%       244,228            82.4%         482,623
 2014 ..............            2            38,984         13.2%       283,212            95.6%       1,278,675
 Vacant ............                         13,073          4.4%       296,285          100.00%         291,251
                               --           -------       ------
 TOTAL .............           21           296,285       100.00%
------------------------------------------------------------------------------------------------------------------


(1)  Information obtained from Underwritten Rent Roll.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       55

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                              CLARK OFFICE BUILDING
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------

The Clark Office Building Mortgaged Property is currently 98.1% leased by 14 tenants at an average lease rate of $29.56 per square foot. The three largest tenants representing 64.1% of the total net rentable area, are:

o    CLARK CONSTRUCTION GROUP, INC. ("Clark Enterprises") (not rated) Clark
     Enterprises occupies 121,387 square feet (41.0% of sf) in 8 suites and contributes $2,973,590 to the base rental income (34.4%). They are the largest privately held construction conglomerate in the US with revenues over $25 billion. The largest affiliate, Clark Construction Group, occupies
     101,895 sf at $24.37 psf. The Clark Enterprise's 19,492 square feet of space on the 15th floor since the building's construction and has two five-year renewal options.

o    REED ELSEVIER, INC. ("REED ELSEVIER") (NYSE: ENL; rated A- by S&P and not rated by Moody's) Reed Elsevier occupies 49,013 square feet (16.5% of sf)
     in three suites and contributes $1,663,305 to the base rental income
     (19.3%). Lexis Nexis Group, which is located at the subject, is the legal publishing arm of Reed Elsevier, a publisher and information provider. The
     Lexis Nexis Group provides information to legal, corporate, government and academic markets, and publishes legal, tax and regulatory information, via online, hardcopy print and CD-ROM formats. They combine dozens of brands that are leaders within their respective markets, including Butterworths,
     Les Editions du Juris Classeur and Martindale-Hubbell.

o    MORGAN STANLEY (NYSE: MWD; rated A+ by S&P and Aa3 by Moody's) Morgan
     Stanley occupies 19,492 square feet (6.6% of sf). It contributes $639,338 to the base rental income (7.4%). Morgan Stanley has combined the complementary skills and resources of two powerful organizations: Morgan
     Stanley, established in New York in 1935, and Dean Witter, established in
     1924 in San Francisco. Morgan Stanley has leading franchises in three businesses: Global Securities, Global Asset Management, and Global Credit
     Card Services. The company at February 28, 2005 had stockholder equity of
     $28.5 billion.

--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       56

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                              CLARK OFFICE BUILDING
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

THE LOAN:

o    The Clark Office Building Mortgage Loan is a $51 million, 10-year fixed rate loan secured by a first mortgage on a 16-story, 296,285 square foot office building located in the central business district of Bethesda,
     Maryland, just outside of Washington, D.C. The loan amortizes over a
     25-year schedule and has a maturity date of April 1, 2015.

THE BORROWER:

o    COB Investments LLC, a Maryland limited liability company and single purpose entity, is the Borrower/Maker. Equity ownership in the
     Borrower/Maker is held by its managing member, Clark Office Building
     Manager, Inc., (0.5%), and Clark Office Building, LLC, (99.5%). Each of the
     equity holders in the Borrower/Maker are wholly owned affiliates of Clark
     Enterprises, Inc.

o    A Maryland indemnity deed of trust structure was used for this loan. Clark
     Property Owner guarantees the loan to Borrower/Maker. This guaranty is secured by an indemnity deed of trust on Clark Property Owner's fee interest in the Clark Office Building Mortgaged Property.

o    The Sponsor, Clark Enterprises, Inc. is a closely held investment company that was formed in 1972 and acts as the ownership, investment and asset development arm of the various Clark companies. Clark's primary subsidiary is The Clark Construction Group, Inc. (CCG), which was established in 1906.
     CCG is headquartered at the subject property and has five other regional offices from Boston to Southern California. CCG specializes in commercial and governmental office buildings, convention and sports facilities, multi-family projects as well as schools and facilities serving the telecommunications industries.

o    Clark Realty Builders, an affiliate, is one of the largest builders of multi-family housing in the United States. Clark Ventures, a financial solutions division of CCG, was formed in 2001 to arrange financing for public and private infrastructure projects or public use projects in which one or more Clark entities may have a construction or development role.
     Clark Real Estate Advisors is a real estate affiliate of CCG that is involved in commercial real estate development. As an investment and asset manager, Clark maintains a portfolio of commercial and multi-family residential properties and is involved in all aspects of ownership, development, and management of the properties. CCG has a diversified revenue mix of commercial, government and transportation related projects.
     CCG has built office buildings and large sports facilities in the
     Baltimore/DC area, including Camden Yards, Fedex Field, and the MCI Center.

THE PROPERTY:

o    The Clark Office Building Mortgaged Property consists of a fee simple interest in one 16-story, 296,285 rentable square foot office building located in the central business district of Bethesda, Maryland, just outside of Washington, D.C. The Clark Office Building Mortgaged Property
     was built in 1984.

o    The Clark Office Building Mortgaged Property is located on a 0.83-acre parcel and is currently 98.1% leased. The 296,285 square foot building includes ground level retail and is located beside the Bethesda Metro
     Center office-retail complex and metro station at the intersection of
     Wisconsin Avenue (Route 355) and Old Georgetown Road (Route 187).

o    The Clark Office Building Borrower, at its sole cost and expense, is required to keep the Clark Office Building Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy without an exclusion for acts of terrorism or similar acts of sabotage.

PROPERTY MANAGEMENT:

o    The property is managed by Carr Real Estate Services, Inc., an unrelated,
     Washington DC, corporation. Carr Real Estate is an affiliate of
     CarrAmerica. CarrAmerica, headquartered in Washington DC and with offices worldwide, has been in business for 120 years and manages and/or leases a total of 291 office properties with 24 million square feet of commercial space nationally. CarrAmerica traces its roots back to Soloman Carr, who emigrated from England in 1885 and began building homes around the
     Washington, DC area. The company went public in 1993 (NYSE: CRE).
     CarrAmerica owns, develops and operates office properties in 12 markets throughout the United States. CarrAmerica's markets include Austin,
     Chicago, Dallas, Denver, Los Angeles, Orange County, Portland, Salt Lake
     City, San Diego, San Francisco Bay Area, Seattle and metropolitan
     Washington, D.C.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Future mezzanine debt is permitted, subject to, among other things (i)
     rating agency confirmation, (ii) reasonable approval of mortgagee, (iii)
     the loan to value ratio does not exceed 65% in the aggregate for the Clark
     Office Building Mortgage Loan and mezzanine loan, (iv) the debt service coverage ratio of the Clark Office Building Mortgaged Property (not defined to specifically include such mezzanine debt) immediately following the closing of such mezzanine loan will not be less than 1.25x to 1.00x and (v)
     receipt of subordination and intercreditor agreement acceptable to the mortgagee and the mezzanine lender.

--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       57

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                              CLARK OFFICE BUILDING
--------------------------------------------------------------------------------

                       [CLARK OFFICE BUILDING MAP OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       58

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                ASIAN GARDEN MALL
--------------------------------------------------------------------------------

                      [ASIAN GARDEN MALL PICTURES OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       59

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                ASIAN GARDEN MALL
--------------------------------------------------------------------------------

                           SIGNIFICANT MORTGAGE LOANS

ASIAN GARDEN MALL
--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:         $50,300,000

FIRST PAYMENT:                      July 1, 2005

TERM/AMORTIZATION:                  121/360 months

INTEREST ONLY PERIOD:               1 month

MATURITY DATE:                      July 1, 2015

EXPECTED MATURITY BALANCE:          $41,599,431

BORROWING ENTITY:                   Asian Garden Limited

INTEREST CALCULATION:               Actual/360

CALL PROTECTION:                    Lockout/Defeasance:
                                    118 payments
                                    Open: 3 payments

UP-FRONT RESERVES:

  TAX/INSURANCE RESERVE:            Yes

  IMMEDIATE REPAIR RESERVE:         $183,531

  ENVIRONMENTAL RESERVE:            $1,875,000

ONGOING RESERVES:

  TAX/INSURANCE RESERVE:            Yes

  REPLACEMENT RESERVE:              $2,255
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:               $50,300,000

CUT-OFF DATE LTV:                   79.0%

MATURITY DATE LTV:                  65.3%

UNDERWRITTEN DSCR:                  1.55x

MORTGAGE RATE:                      5.1100%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                      Retail

PROPERTY SUB TYPE:                  Unanchored

LOCATION:                           Westminster, CA

YEAR BUILT/RENOVATED:               1986/NAP

NET RENTABLE SQUARE FEET:           123,008

CUT-OFF BALANCE PER SF:             $409

OCCUPANCY AS OF 7/27/04:            94.5%

OWNERSHIP INTEREST:                 Fee

PROPERTY MANAGEMENT:                Bridgecreek Realty Investment Corporation

U/W NET CASH FLOW:                  $ 5,078,057

APPRAISED VALUE:                    $63,700,000
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       60

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                ASIAN GARDEN MALL
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------
                                 FINANCIAL INFORMATION
------------------------------------------------------------------------------------------
                                                            FULL YEAR         FULL YEAR
                                         UNDERWRITTEN       (12/31/04)        (12/31/03)
                                        --------------   ---------------   ---------------

 EFFECTIVE GROSS INCOME .............     $8,170,478        $7,596,340        $7,310,088
 TOTAL EXPENSES .....................     $2,869,370        $2,786,403        $2,527,973
 NET OPERATING INCOME (NOI) .........     $5,301,108        $4,809,937        $4,782,115
 CASH FLOW (CF) .....................     $5,078,057        $4,529,643        $4,513,325
 DSCR ON NOI ........................           1.62x             1.47x             1.46x
 DSCR ON CF .........................           1.55x             1.38x             1.38x
------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------------------------
                                               TENANT INFORMATION(1)
-------------------------------------------------------------------------------------------------------------------
                                 RATINGS       TOTAL         %                 POTENTIAL   % POTENTIAL     LEASE
TOP TENANTS                    S&P/MOODY'S   TENANT SF   TOTAL SF   RENT PSF      RENT         RENT      EXPIRATION
-----------                   ------------- ----------- ---------- ---------- ----------- ------------- -----------

 Trinh & Tran, Inc. .........   Not Rated       9,655       7.8%     $20.40     $196,962       2.9%      04/30/2015
 Jonathan Tran ..............   Not Rated       3,614       2.9      $32.44     $117,233       1.7%      04/30/2009
 Cung Kim Tran ..............   Not Rated       2,756       2.2      $42.00     $115,765       1.7%      07/31/2009
                                               ------      ----                 --------       ---
 TOTAL ......................                  16,025      13.0%                $429,960       6.2%
-------------------------------------------------------------------------------------------------------------------


(1)  Information obtained from Underwritten Rent Roll except for Ratings
     (S&P/Moody's) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance expense and reimbursement.



--------------------------------------------------------------------------------------------------------------
                                           LEASE ROLLOVER SHEET(1)
--------------------------------------------------------------------------------------------------------------
                        # OF LEASES     EXPIRING       % OF       CUMULATIVE       CUMULATIVE       BASE RENT
YEAR OF EXPIRATION        EXPIRING         SF        TOTAL SF      TOTAL SF      % OF TOTAL SF      EXPIRING
------------------     -------------   ----------   ----------   ------------   ---------------   ------------

 2005 ..............         10           6,442          5.2%         6,442            5.2%          326,629
 2006 ..............         13           8,195          6.7%        14,836           11.9%          418,341
 2007 ..............         16          13,647         11.1%        28,283           23.0%          653,901
 2008 ..............         23          18,340         14.9%        46,622           37.9%          863,000
 2009 ..............         17          19,320         15.7%        65,942           53.6%          882,710
 2011 ..............          2           2,328          1.9%        68,270           55.5%           72,754
 2015 ..............          1           9,655          7.8%        77,925           63.3%          196,962
 MTM ...............          9          36,078         29.3%       114,003           92.7%        3,090,924
 Vacant ............                      9,005          7.3%       123,008          100.0%          394,818
                             --         -------        -----
 TOTAL .............         91         123,008        100.0%
--------------------------------------------------------------------------------------------------------------


(1)  Information obtained from underwritten rent roll.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       61

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                ASIAN GARDEN MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------

The property is currently occupied by 277 tenants providing services and goods that include food, jewelry, clothing, audio/video, salon, and other products.
The largest tenant excluding the retail center occupies 9,655 square feet (7.8%)
and pays 2.9% of the gross potential revenue. The jewelers (approximately 150)
are located in 10 jewelry suites that are former standard retail bays that have been converted to jewelry counters or booths for sales and/or repair. The suites vary in size from 1,772 square feet to 6,918 square feet and house from 6 to 36 individual jeweler tenants. Jeweler tenants represent 25.5% of the occupied space and pay 40% of gross potential revenue. There are also 20 specialty leasing tenants (carts and kiosks).

--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       62

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                ASIAN GARDEN MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

THE LOAN:

The loan is secured by a first mortgage on a three building retail center, containing 123,008 net rentable square feet, located in West minster, Orange
County, California. The loan has a 121 month term with a 360 month amortization term and one month of interest only.

THE BORROWER:

The Borrower is a limited liability company and special purpose, bankruptcy-remote entity for which a non-consolidation opinion has been provided by the Borrower's counsel. The Borrower's Co-General Partners are 9200 Bolsa
Avenue, Inc., a California Corporation formed by Frank Jao (1.0% interest), and
99 Garden, Inc., a California Corporation formed by Ho Yuan Chen (aka Roger
Chen, 1.0% interest). Limited Partners are The Jao Trust (49.5% interest) and Ho
Yuan Chen (48.5% interest). The Borrower Principals are Frank Jao and Roger
Chen.

Frank Jao, Borrower Principal, is the original developer of the subject project.
Mr.Jao founded Bridgecreek Group, Inc. in 1978. Bridgecreek Group, Inc., which includes Bridgecreek Development, Bridgecreek International, Bridgecreek Realty
Services and Bridgecreek Asia, is a full service, real estate firm specializing in domestic and international development, as well as property management/leasing. Since its inception, Bridgecreek has developed over $400 million of retail, condo, and apartment space totaling 2.0 million square feet.
The group owns and manages more than 1.5 million square feet of space in
Southern California.

Roger Chen, Borrower Principal, owns the Tawa Supermarkets/ 99 Ranch chain of grocery stores. Founded in 1984 by Mr. Chen, 99 Ranch/ Tawa consists of 22 company-owned and operated Asian grocery stores on the West Coast, with over
1300 employees, as well as licensee stores in Arizona, Nevada, Hawaii, and
Indonesia. The chains flagship store is located in Westminster/ Little Saigon near the subject property.

THE PROPERTY:

The subject property, located Westminster, Orange County, California, consists of four parcels of land and three buildings: Asian Garden Mall, Annex I, and
Annex II. The "Mall" is a two-story specialty community shopping mall built in
1986 containing 98,890 net rentable square feet. Annex I and II are separate retail strip centers adjacent to the "Mall". Annex I (15131 Moran Street), a single story structure containing 13,855 square feet, was built in 1963 and renovated/converted to retail space in 1995. Annex II (15041 Moran Street), a one and two story structure containing 10,263 square feet, was constructed in
1963 and renovated/converted to retail space in 1997. The structures, containing a total of 123,008 square feet, are situated on 7.6 acres of land with approximately 558 parking spaces.

PROPERTY MANAGEMENT:

Bridgecreek Realty Investment Corporation, a Borrower related entity, manages the subject property. The management company is part of the Bridgecreek Group,
Inc, which was founded by Frank Jao in 1978. The company manages more than 1.5 million square feet of space (including the subject property) in Southern
California.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not Allowed.

--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       63

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                ASIAN GARDEN MALL
--------------------------------------------------------------------------------

                         [ASIAN GARDEN MALL MAP OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       64

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                    TV GUIDE HOLLYWOOD CENTER OFFICE BUILDING
--------------------------------------------------------------------------------

          [TV GUIDE HOLLYWOOD CENTER OFFICE BUILDING PICTURES OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       65

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                    TV GUIDE HOLLYWOOD CENTER OFFICE BUILDING
--------------------------------------------------------------------------------

                           SIGNIFICANT MORTGAGE LOANS

TV GUIDE HOLLYWOOD CENTER OFFICE BUILDING
--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL PRINCIPAL BALANCE:      $47,000,000

FIRST PAYMENT:                   February 1, 2005

TERM/AMORTIZATION:               120/360 months

MATURITY DATE:                   January 1, 2015

EXPECTED MATURITY BALANCE:       $39,425,661

BORROWING ENTITY:                CIM/6922 Hollywood, LLC

INTEREST CALCULATION:            Actual/360

CALL PROTECTION:                 Lockout/Defeasance: 117 payments
                                 Open: 3 payments

UP-FRONT RESERVES:

  TAX/INSURANCE RESERVE:         Yes

ONGOING RESERVES:

  TAX/INSURANCE RESERVE:         Yes

  REPLACEMENT RESERVE:           $1,525

  TI/LC RESERVE:                 $12,500

LOCKBOX:                         Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:            $46,751,387

CUT-OFF DATE LTV:                70.3%

MATURITY DATE LTV:               59.3%

UNDERWRITTEN DSCR:               1.48x

MORTGAGE RATE:                   5.5775%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                   Office

PROPERTY SUB TYPE:               Central Business District

LOCATION:                        Los Angeles, CA

YEAR BUILT/RENOVATED:            1965/NAP

NET RENTABLE SQUARE FEET:        182,967

CUT-OFF BALANCE PER SF:          $256

OCCUPANCY AS OF 1/24/05:         100.0%

OWNERSHIP INTEREST:              Fee

PROPERTY MANAGEMENT:             CIM Group, Inc.

U/W NET CASH FLOW:               $4,769,289

APPRAISED VALUE:                 $66,500,000
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       66

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                    TV GUIDE HOLLYWOOD CENTER OFFICE BUILDING
--------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------
                                         FINANCIAL INFORMATION
-------------------------------------------------------------------------------------------------------------
                                                             FULL YEAR         FULL YEAR         FULL YEAR
                                          UNDERWRITTEN       (12/31/04)        (12/31/03)        (12/31/02)
                                         --------------   ---------------   ---------------    --------------

 Effective Gross Income. .............     $7,521,740        $6,062,288        $4,554,568        $3,981,275
 Total Expenses ......................     $2,462,714        $2,489,841        $2,063,898        $1,890,607
 Net Operating Income (NOI). .........     $5,059,026        $3,572,447        $2,490,670        $2,090,668
 Cash Flow (CF) ......................     $4,769,289        $3,572,447        $2,490,670        $2,090,668
 DSCR on NOI .........................           1.57x             1.11x             0.77x             0.65x
 DSCR on CF. .........................           1.48x             1.11x             0.77x             0.65x
-------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------
                                                   TENANT INFORMATION(1)
-----------------------------------------------------------------------------------------------------------------------------
                                      RATINGS       TOTAL       % OF                 POTENTIAL    % OF POTENTIAL     LEASE
            TOP TENANTS             S&P/MOODY'S   TENANT SF   TOTAL SF  RENT PSF       RENT           RENT        EXPIRATION
            -----------             -----------   ---------   --------  --------    ----------    --------------  ----------

 TV Guide ........................   Not Rated      60,310       33.0%   $24.56     $1,481,414          29.9%     06/30/2010
 Creative Domain .................   Not Rated      28,440       15.5%   $29.40     $  836,136          16.9%     08/31/2008
 J2 Global Communications ........   Not Rated      28,440       15.5%   $24.00     $  682,560          13.8%     01/31/2010
 CIM Group .......................   Not Rated      14,220        7.8%   $24.00     $  341,280           6.9%     04/30/2006
                                                   -------       ----               ----------          ----
 TOTAL ...........................                 131,410       71.8%              $3,341,390          67.5%
-----------------------------------------------------------------------------------------------------------------------------

(1)  Information obtained from Underwritten Rent Roll except for Ratings
     (S&P/Moody's) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance expense and reimbursement.



------------------------------------------------------------------------------------------------------------------
                                          LEASE ROLLOVER SCHEDULE(1)
------------------------------------------------------------------------------------------------------------------
                        # OF LEASES                       % OF       CUMULATIVE       CUMULATIVE       BASE RENT
 YEAR OF EXPIRATION       EXPIRING      EXPIRING SF     TOTAL SF      TOTAL SF      % OF TOTAL SF      EXPIRING
 ------------------     -----------     -----------     --------     ----------     -------------     ----------

 2006 ..............          3            22,487          12.3%        22,487           12.3%        $  570,542
 2007 ..............          1            13,819           7.6%        36,306           19.8%        $  273,616
 2008 ..............          3            38,440          21.0%        74,746           40.9%        $  986,136
 2009 ..............          2             2,090           1.1%        76,836           42.0%        $  202,416
 2010 ..............          7            88,750          48.5%       165,586           90.5%        $2,163,974
 2012 ..............          1             5,672           3.1%       171,258           93.6%        $   90,822
 2014 ..............          3            10,899           6.0%       182,157           99.6%        $  640,668
 Vacant ............                          810           0.4%       182,967          100.0%        $   20,898
                             --           -------         -----
 TOTAL .............         20           182,967         100.0%
------------------------------------------------------------------------------------------------------------------


(1)  Information obtained from Underwritten Rent Roll.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       67

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                    TV GUIDE HOLLYWOOD CENTER OFFICE BUILDING
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------

The TV Guide Hollywood Center Office Building Mortgaged Property is 100%
occupied by six office tenants and seven ground floor retail tenants. The four largest tenants representing 71.8% of the total net rentable square feet are:

o    TV GUIDE (not rated) occupies 60,310 square feet (33.0% of sf, 29.9% of income) under five leases of various terms, all expiring on June 30, 2010.
     The current blended rental rate psf of $24.56 increases to $25.16 on July
     1, 2006. There are three five-year options to renew the lease with the rental rate psf determined at 95% of the then fair market rental rate. TV
     Guide, which is owned by Gemstar-TV Guide International, Inc., develops, licenses, markets and distributes technologies, products and services targeted at the television guidance and home entertainment needs of consumers worldwide. The company's interactive program guidance technologies are incorporated into television sets, videocassette recorders, digital versatile disk recorders, digital video recorders, personal computers and cable and satellite television set-top boxes.
     Gemstar-TV Guide owns and publishes the TV Guide magazine and operates the
     tvguide.com website. Gemstar-TV Guide sells or provides this programming to owners and operators of cable and satellite television systems. TV Guide magazine has over 26 million readers each week based on a circulation of approximately nine million copies and has been published since 1953. TV
     Guide magazine revenues accounted for 52.4% of Gemstar's 2004 revenues. As of the fiscal year ended December 31, 2004, Gemstar-TV Guide reported revenue of approximately $732.3 million and stockholder equity of $310.8 million.

o    CREATIVE DOMAIN (not rated) occupies 28,440 square feet (15.5% of sf, 16.9%
     of income) under two seven-year leases, both expiring on August 31, 2008.
     The current rental rate psf of $29.40 increases to $31.56 on September 1,
     2006. There is one five-year option to renew the lease with the rental rate psf determined at 95% of the then fair market rental rate. Creative Domain, founded in 1991 and headquartered at the subject property, provides brand-defining advertising, marketing and promotional services for motion pictures, network and cable image and programming, home video, DVD and consumer branding and lifestyle projects.

o    J2 GLOBAL COMMUNICATIONS (not rated) occupies 28,440 square feet (15.5% of sf, 13.8% of income) under two leases of various terms, both expiring on
     January 31, 2010. The current rental rate psf of $24.00 increases to $24.48 on January 1, 2006. There are two five-year options to renew the lease with the rental rate psf determined at 95% of the then fair market rental rate.
     Landlord is responsible for HVAC and structural repairs. J2 Global
     Communications, founded in 1995 and headquartered at the subject property, provides outsourced, value-added messaging and communications to individuals and businesses throughout the world. Services include fax and voicemail solutions, document managing solutions, Web-initiated conference calls and unified messaging and communications services. As of the fiscal year ended December 31, 2004, J2 Global Communications reported revenue of approximately $106 million, net income of $31 million and stockholder equity of $140 million.

o    CIM GROUP (not rated) occupies approximately 14,220 square feet (7.8% of
     sf) under a 3-year lease expiring on April 30, 2006. CIM Group, Inc. is an integrated, full service real estate investment company with in-house acquisition, development, finance, leasing and management capabilities.
     Since its inception in 1994, CIM Group, Inc., its principals and partners have invested in more than 60 urban real estate projects representing over
     $2.5 billion of retail, residential, office, parking and other assets. CIM
     Group, Inc. is the manager of CIM Urban Real Estate Fund, L. P., a $676 million, fully discretionary co-mingled real estate equity fund. The primary investors in this fund are the California Public Employees
     Retirement System and the California State Teachers Retirement System.

--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       68

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                    TV GUIDE HOLLYWOOD CENTER OFFICE BUILDING
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOAN:

o    The TV Guide Hollywood Center Office Building Mortgage Loan is a $47
     million, ten-year fixed rate loan secured by a first mortgage on a
     12-story, 182,967 square foot office building located in Hollywood, approximately six miles northwest of downtown Los Angeles, Los Angeles
     County, California. The loan amortizes over a 30-year schedule and the maturity date for the loan is January 1, 2015.

THE BORROWER:

o    The TV Guide Hollywood Center Office Building Borrower is CIM/6922
     Hollywood, LLC, a Delaware limited liability company and a single purpose bankruptcy remote entity with at least two independent directors for which
     Borrower's legal counsel has delivered a non-consolidation opinion. Equity ownership is held 0.51% by CIM/Hollywood SPE, Inc., a Delaware corporation, as the Managing Member of Borrower, 97.49% by CIM Group, LLC, a California
     limited liability company, and 2.0% by Nick Morosoff, both as the
     Non-Managing Members of Borrower. The Borrower Principals, CIM Group, LLC,
     Richard S. Ressler, Avraham Shemesh and Shaul Kuba, have approximately 50 years of combined commercial real estate experience.

o    CIM Group, Inc. is a full service real estate investment company with in-house acquisition, development, finance, leasing and management capabilities. Founded in 1994, CIM Group has invested in more than 60 urban real estate projects representing over $2.5 billion of retail, residential, office, parking and other assets. CIM Group is the manager of CIM Urban
     Real Estate Fund, a $676 million, fully discretionary co-mingled real estate equity fund. The primary investors in this fund are the California
     Public Employees Retirement System and the California State Teachers
     Retirement System. The founders of CIM Group, Inc. are Richard Ressler, chairman, Shaul Kuba, who oversees acquisition and development, and Avi
     Shemesh, who oversees administration, financing and investor relations.

THE PROPERTY:

o    The TV Guide Hollywood Center Office Building Mortgage Property consists of a fee simple interest in a 12-story central business district office building containing 182,967 net rentable square feet. The property was built in 1965 and is situated on approximately 1.43 acres.

o    The TV Guide Hollywood Center Office Building Borrower is generally required at its sole cost and expense to keep the TV Guide Hollywood Center
     Office Building Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o    CIM Group, Inc. manages the subject property. CIM Group, a Borrower related entity founded in 1994, is headquartered in Hollywood, California and currently manages nine commercial real estate properties totaling approximately 1.1 million square feet. CIM Group manages four properties totaling approximately 424,000 square feet in this submarket.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not Allowed.

--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       69

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-2
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                    TV GUIDE HOLLYWOOD CENTER OFFICE BUILDING
--------------------------------------------------------------------------------

             [TV GUIDE HOLLYWOOD CENTER OFFICE BUILDING MAP OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc. and Deutsche Bank Securities Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, as amended, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the
Underwriters is acting as an underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       70